SL GREEN REALTY CORP.

THIRD QUARTER 2026 SUPPLEMENTAL DATA

September 30, 2026

SL Green Realty Corp., Manhattan's largest office landlord, is a fully integrated real estate investment trust, or REIT, that is focused primarily on acquiring, managing and maximizing the value of Manhattan commercial properties.

As of September 30, 2026, the Company held interests in 53 buildings totaling 30.3 million square feet, which included ownership interests in 28.9 million square feet and 1.4 million square feet securing debt and preferred equity investments, excluding fund investments, and managed 5 buildings totaling 1.3 million square feet owned by third parties.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplemental reporting package that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including such matters as our earnings guidance, future capital expenditures, dividends, acquisitions and dispositions (including the amount and nature thereof and the expected timing, closing and use of proceeds of pending dispositions), financing and refinancing transactions and hedging activities, development trends of the real estate industry and the New York metropolitan area markets, occupancy, business strategies, expansion and growth of our operations and other similar matters, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," “target,” “plan,” “guidance,” “outlook,” or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this supplemental reporting package are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2026 that will be included on Form 10-Q to be filed on or before November 9, 2026.

Supplemental Information	2	Third Quarter 2026

TABLE OF CONTENTS

Definitions	4

Highlights	6

Key Financial Data	9	-	11

Office Leasing Statistics	12

Comparative Balance Sheets	13

Comparative Statements of Operations	15

Comparative Computation of FFO and FAD	16

Consolidated Statement of Equity	17

Joint Venture Statements	18	-	19

Selected Financial Data	21	-	24

Debt Summary Schedule	25	-	27

Derivative Summary Schedule	28

Lease Liability Schedule	29

Debt and Preferred Equity Investments	30

Selected Property Data
Property Portfolio	31	-	35
Largest Tenants	36
Tenant Diversification	37
Leasing Activity	38	-	39
Lease Expirations	40	-	42

Summary of Real Estate Acquisition/Disposition Activity	43	-	47

Non-GAAP Disclosures and Reconciliations	48

Analyst Coverage	51

Executive Management	52

Supplemental Information	3	Third Quarter 2026

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
ASP - Alternative strategy portfolio.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment, based on the property’s vacancy rate, plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties and the property’s vacancy rate multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
CMBS Investments - Investments in commercial mortgage-backed securities.
Commenced Occupancy - Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.
Consolidated securitization vehicle - CMBS securitization trusts for which the terms of our investment and special servicing assignment give us the ability to direct the activities that could significantly impact the trust's economic performance.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of Nareit in September 2017 defines EBITDAre as net income (loss) (computed in accordance with GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
Economic Occupancy - Calculated based on the square footage on which revenue is being recognized for GAAP purposes as of the reporting date, which may differ from the square footage on which cash rent is being collected.

First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs, which are generally incurred during the first 4-5 years following acquisition of a property, to bring a property up to the Company's operating standards.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge. The calculation of fixed charge coverage for purposes of our credit facility covenants is governed by the terms of the credit facility.

Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second generation tenant improvement and leasing costs, and recurring capital expenditures.
Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of Nareit in April 2002, and subsequently amended in December 2018, defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Leased Occupancy - Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession of the leased space.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Capital expenditure required to maintain a property at the Company’s operating standards.
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s operating standards.
Rentable Square Footage - The total space designated as rentable under the in-place lease agreements and vacant rentable space available to be leased.
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	Third Quarter 2026

DEFINITIONS

Same-Store Properties (Same-Store) - Properties in service and operating during both the current and prior year reporting periods that are located in Manhattan. Same-Store excludes development and redevelopment properties that are not stabilized for both the current and prior year and excludes properties sold and ASP assets. Changes to Same-Store properties in 2026 are as follows:

Added to Same-Store in 2026:	Removed from Same-Store in 2026:
500 Park Avenue	7 Dey Street (sold)
One Madison Avenue	10 East 53rd Street (sold)

Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and/or economic implications of holding a non-controlling interest in the respective joint ventures.
Total square feet owned - The total square footage of properties either wholly owned by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Third Quarter 2026

THIRD QUARTER 2026 HIGHLIGHTS Unaudited

NEW YORK, October 21, 2026 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended September 30, 2026 of $72.2 million, or $1.01 per share, as compared to net income of $24.9 million, or $0.34 per share, for the same period in 2025.
The Company reported net loss attributable to common stockholders for the nine months ended September 30, 2026 of $38.7 million, or $0.56 per share, as compared to net loss of $7.3 million, or $0.12 per share, for the same period in 2025.
The Company reported FFO for the quarter ended September 30, 2026 of $122.1 million, or $1.59 per share, as compared to FFO of $120.4 million, or $1.58 per share, for the same period in 2025.
The Company reported FFO for the nine months ended September 30, 2026 of $296.3 million or $3.85 per share as compared to FFO of $351.4 million, or $4.60 per share, for the same period in 2025, which included $71.6 million, or $0.94 per share, of income, excluding interest income, related to the repayment of the commercial mortgage investment at 522 Fifth Avenue.
All per share amounts are presented on a diluted basis.

Operating and Leasing Activity
Manhattan same-store cash NOI, including the Company's share of same-store cash NOI from unconsolidated joint ventures, increased by 5.0% for the third quarter of 2026 and 4.2% for the first nine months of 2026, excluding lease termination income, as compared to the same periods in 2025.
During the third quarter of 2026, the Company signed 38 office leases in its Manhattan office portfolio totaling 591,108 square feet. The average rent on the Manhattan office leases signed in the third quarter of 2026 was $105.75 per rentable square foot, with an average lease term of 10.7 years and average tenant concessions of 8.2 months of free rent with a tenant improvement allowance of $85.20 per rentable square foot. Twenty-eight leases comprising 449,076 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $110.88 per rentable square foot, representing a 13.6% increase over the previous fully escalated rents on the same office spaces.

During the nine months ended September 30, 2026, the Company signed 142 office leases in its Manhattan office portfolio totaling 1,965,533 square feet. The average rent on the Manhattan office leases signed in 2026 was $102.61 per rentable square foot with an average lease term of 9.1 years and average tenant concessions of 8.6 months of free rent with a tenant improvement allowance of $89.88 per rentable square foot. Ninety-four leases comprising 1,424,546 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $109.99 per rentable square foot, representing a 15.7% increase over the previous fully escalated rents on the same office spaces.
Occupancy in the Company's Manhattan same-store office portfolio increased to 95.0% as of September 30, 2026, inclusive of leases signed but not yet commenced, as compared to 92.9% at the end of 2025.

Supplemental Information	6	Third Quarter 2026

THIRD QUARTER 2026 HIGHLIGHTS Unaudited

Significant leasing activity in the third quarter includes:
•New lease with Legora, Inc. for 98,420 square feet at 11 Madison Avenue;
•Early renewal with IMG Worldwide LLC for 90,202 square feet at 304 Park Avenue South;
•New lease with Landesbank Baden-Württemberg for 58,332 square feet at 1185 Avenue of the Americas;
•New lease with Nearwater Management, LLC for 37,563 square feet at 245 Park Avenue;
•New expansion lease with Greenberg Traurig LLP for 33,477 square feet at One Vanderbilt Avenue;
•New lease with OceanSound Partners, LP for 32,032 square feet at 450 Park Avenue;
•Early renewal with Haworth, Inc. for 30,365 square feet at 125 Park Avenue.
Earnings Guidance
The Company is increasing its previously announced 2026 FFO guidance range for the year ending December 31, 2026 from $5.60-$5.90 per share to $6.50-$6.70 per share, which reflects $1.10 per share of incremental income from the sale of a 20% joint venture interest in an entity related to the Company's food and beverage hospitality operations, offset by $0.25 per share attributable to the higher interest rate environment. The Company is also increasing its previously announced 2026 net income guidance range from $0.20-$0.50 per share to $0.40-$0.60 per share.
Investment Activity
In September, the Company entered into a contract to sell 110 Greene Street for total consideration of $226.0 million. The transaction, which is expected to close in the fourth quarter of 2026, subject to customary closing conditions, will generate net cash proceeds to the Company of approximately $216.0 million that will be used for corporate debt repayment.
In August, the Company closed on the previously announced sale of 10 East 53rd Street for total consideration of $312.2 million. The Company received net cash proceeds of $99.0 million.
During the third quarter, the Company deployed $100.7 million of the $1.3 billion Fund and $359.0 million to date in 2026, bringing total Fund deployment to $643.1 million, of which $528.8 million has been funded, and $18.9 million of which has since been repaid.
In October, the Company closed on the sale of a 20% joint venture interest in an entity related to the Company's food and beverage hospitality operations, at a gross valuation of $200.0 million. The transaction generated proceeds to the Company of $40.0 million.
In October, the Company closed on the sale of the 26,000 square foot office condominium at 185 Broadway for $9.0 million. The Company received net cash proceeds of $8.7 million.
Financing Activity
In October, the Company and its joint venture partner closed on a $2.0 billion refinancing of 245 Park Avenue. The five-year, fixed-rate financing was priced at a spread of 147 basis points above the U.S Treasury index, resulting in an interest rate of 6.52%. SL Green hedged its share of the financing to an effective interest rate of 6.37%. The single-asset, single-borrower (SASB) CMBS execution was agented by world-class institutions led by JPMorgan Chase Bank, N.A., with participation from Bank of America, Deutsche Bank, Bank of Montreal, Goldman Sachs, Société Générale and Citibank. The new financing replaces the property's previous $1.768 billion of mortgage and mezzanine financing.
Institutional Investor Conference
The Company will host its Annual Institutional Investor Conference on Monday, December 7, 2026 beginning at 9:00 a.m. ET. The event will be held in-person, by invitation only. The presentation will be available online via audio webcast, in listen-only mode, and the accompanying presentation materials can be accessed in the Investors section of the SL Green Realty Corp. website at www.slgreen.com on the day of the conference. An audio replay of the presentation will be available in the Investors section of the SL Green Realty Corp. website following the conference.
For more information about the event, please email SLG2026@slgreen.com.

Supplemental Information	7	Third Quarter 2026

THIRD QUARTER 2026 HIGHLIGHTS Unaudited

Dividends
In the third quarter of 2026, the Company declared:
•A quarterly ordinary dividend on its outstanding common stock of $0.6175 per share, which was paid in cash on October 15, 2026, and is the equivalent of an annualized dividend of $2.47 per share;
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period July 15, 2026 through and including October 14, 2026, which was paid in cash on October 15, 2026, and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, October 22, 2026, at 2:00 p.m. ET to discuss the financial results.
Supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”
Research analysts who wish to participate in the conference call must first register at https://register-conf.media-server.com/register/BI6e8d3796e9b044fbb7f0dca147720564.

Supplemental Information	8	Third Quarter 2026

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025

Earnings Per Share
Net income (loss) available to common stockholders (EPS) - diluted	$1.01	$(0.38)	$(1.20)	$(1.49)	$0.34
Funds from operations (FFO) available to common stockholders - diluted	$1.59	$1.43	$0.84	$1.13	$1.58

Common Share Price & Dividends
Closing price at the end of the period	$48.92	$51.77	$36.94	$45.87	$59.81
Closing high price during period	$59.83	$52.93	$49.39	$60.52	$65.67
Closing low price during period	$48.33	$36.06	$35.33	$41.53	$52.04
Annual dividend per common share	$2.47	$2.47	$2.47	$3.09	$3.09

Common Shares & Units
Common shares outstanding	70,945	70,853	71,124	71,159	71,028
Units outstanding	5,298	5,547	5,878	4,878	4,850
Total common shares and units outstanding	76,243	76,400	77,002	76,037	75,878

Weighted average common shares and units outstanding - basic	75,051	75,525	75,667	74,331	74,318
Weighted average common shares and units outstanding - diluted	76,577	76,874	77,250	76,594	76,428

Market Capitalization
Market value of common equity	$3,729,808	$3,955,228	$2,844,454	$3,487,817	$4,538,263
Liquidation value of preferred equity/units and redeemable equity	433,507	434,344	434,318	429,271	424,393
Consolidated debt	4,396,799	4,549,130	4,774,283	4,044,499	4,028,382
Consolidated market capitalization	$8,560,114	$8,938,702	$8,053,055	$7,961,587	$8,991,038
SLG share of unconsolidated JV debt	5,984,210	5,987,615	5,997,411	5,897,198	5,805,174
Market capitalization including SLG share of unconsolidated JVs	$14,544,324	$14,926,317	$14,050,466	$13,858,785	$14,796,212

Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.80x	1.70x	1.71x	1.81x	1.86x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.64x	1.55x	1.56x	1.65x	1.69x

Supplemental Information	9	Third Quarter 2026

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025

Selected Balance Sheet Data
Real estate assets before depreciation	$7,098,684	$7,331,106	$7,612,191	$7,159,632	$7,135,236
Debt and preferred equity investments	113,087	113,085	118,083	168,358	171,412
Investments in unconsolidated joint ventures	2,886,984	2,849,912	2,723,563	2,819,778	2,818,685
Consolidated debt fund investments	434,219	379,004	293,243	152,958	73,402
Cash and cash equivalents	186,439	180,788	143,867	155,747	187,039
Investment in marketable securities	21,166	21,273	25,330	23,666	16,099

Total assets	11,785,661	11,809,001	11,981,740	11,277,630	11,335,379

Consolidated fixed rate & hedged debt	3,409,386	3,619,708	4,108,672	3,678,450	3,603,866
Consolidated variable rate debt	987,413	929,422	665,611	366,049	424,516
Total consolidated debt	4,396,799	4,549,130	4,774,283	4,044,499	4,028,382
Deferred financing costs, net of amortization	(29,965)	(32,386)	(35,673)	(13,063)	(13,632)
Total consolidated debt, net	4,366,834	4,516,744	4,738,610	4,031,436	4,014,750

Total liabilities	7,314,556	7,390,991	7,620,208	6,924,540	6,933,882

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	8,662,298	8,876,061	9,372,652	9,092,996	8,930,609
Variable rate debt, including SLG share of unconsolidated JV debt (1)	1,246,634	1,188,643	920,611	370,270	424,516
ASP debt, including SLG share of unconsolidated ASP JV debt	472,077	472,041	478,431	478,431	478,431
Total debt, including SLG share of unconsolidated JV debt	$10,381,009	$10,536,745	$10,771,694	$9,941,697	$9,833,556

(1) Does not reflect floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	10	Third Quarter 2026

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Selected Operating Data
Property operating revenues	$185,933	$191,882	$186,876	$183,313	$168,536
Property operating expenses	(107,788)	(109,583)	(110,313)	(109,794)	(101,406)
Property NOI	$78,145	$82,299	$76,563	$73,519	$67,130
SLG share of unconsolidated JV Property NOI	137,100	126,175	119,941	119,852	124,381
Property NOI, including SLG share of unconsolidated JV Property NOI	$215,245	$208,474	$196,504	$193,371	$191,511
SUMMIT Operator revenue	34,655	31,509	24,142	35,920	32,883
Investment income, including SLG share of unconsolidated JVs	3,169	3,438	2,770	2,994	8,319
Income (loss) from consolidated debt fund investments, net	2,166	5,990	2,478	(3,222)	1,176
Fee & other income, including SLG share of unconsolidated JVs	38,638	28,341	30,449	46,301	33,471
Loss (gain) on early extinguishment of debt, including SLG share of unconsolidated JVs	—	—	(4,796)	—	57,187
SUMMIT Operator expenses	(42,936)	(25,520)	(24,942)	(33,794)	(35,959)
Loan loss and other investment reserves, net of recoveries	—	—	—	—	—
Transaction costs, including SLG share of unconsolidated JVs	(228)	(17)	(284)	(341)	(13,129)
Marketing general & administrative expenses	(23,253)	(22,781)	(22,786)	(22,306)	(23,701)
Income taxes, including SLG share of unconsolidated JVs	(1,757)	1,693	(1,045)	2,305	137
EBITDAre	$225,699	$231,127	$202,490	$221,228	$251,895

Manhattan Properties
Property operating revenues	$179,980	$187,399	$182,083	$178,189	$164,342
Property operating expenses	96,262	96,896	97,548	98,034	88,987
Property NOI	$83,718	$90,503	$84,535	$80,155	$75,355

Other income - consolidated	$1,811	$2,429	$964	$2,610	$1,665

SLG share of property NOI from unconsolidated JVs	$137,214	$126,298	$120,056	$127,442	$124,737

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	16	17	17	16	16
Unconsolidated office buildings in service	10	10	10	10	10
	26	27	27	26	26

Consolidated office buildings in service - square footage	9,748,552	10,102,852	10,102,852	9,480,852	9,788,852
Unconsolidated office buildings in service - square footage	13,868,633	13,868,633	13,868,633	13,868,633	13,560,633
	23,617,185	23,971,485	23,971,485	23,349,485	23,349,485

Supplemental Information	11	Third Quarter 2026

OFFICE LEASING STATISTICS Manhattan Operating Properties

	As of or for the three months ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025

Signed Leasing

Same-Store office occupancy inclusive of leases signed not yet commenced	95.0%	94.8%	94.3%	92.9%	91.8%

New leases signed	26	40	44	44	34
Renewal leases signed	12	13	7	12	18
Total office leases signed	38	53	51	56	52

Signed office square footage filling vacancy	142,032	136,481	262,474	303,978	338,686
Signed office square footage on previously occupied space (M-T-M leasing) (1)	449,076	308,680	666,790	462,805	319,256
Total office square footage signed	591,108	445,161	929,264	766,783	657,942

Average starting cash rent psf - office leases signed	$110.88	$98.42	$114.75	$91.74	$90.65
Previous escalated cash rent psf - office leases signed (2)	$97.58	$83.42	$98.85	$86.22	$93.13
Increase (decrease) in new cash rent over previously escalated cash rent (1) (2)	13.6%	18.0%	16.1%	6.4%	(2.7)%
Average lease term	10.7	5.8	9.8	8.5	8.9
Tenant concession packages psf	$85.20	$58.77	$107.76	$97.54	$99.09
Free rent months	8.2	4.5	10.9	8.8	9.1

Commenced Leasing

Same-Store office occupancy based on commenced leases	92.8%	92.2%	91.1%	89.9%	90.1%

New leases commenced	34	49	43	29	33
Renewal leases commenced	12	13	7	12	18
Total office leases commenced	46	62	50	41	51

Commenced office square footage filling vacancy	101,742	361,975	277,335	146,707	390,460
Commenced office square footage on previously occupied space (M-T-M leasing) (1)	436,131	339,798	262,692	244,368	384,800
Total office square footage commenced	537,873	701,773	540,027	391,075	775,260

Average starting cash rent psf - office leases commenced	$96.59	$99.04	$104.74	$84.32	$95.42
Previous escalated cash rent psf - office leases commenced (2)	$96.16	$93.76	$99.44	$83.28	$90.77
Increase (decrease) in new cash rent over previously escalated cash rent (1) (2)	0.5%	5.6%	5.3%	1.3%	5.1%
Average lease term	8.1	7.6	10.2	5.7	10.5
Tenant concession packages psf	$81.16	$86.99	$112.51	$49.69	$108.39
Free rent months	7.9	6.7	11.0	4.2	9.1

(1) Calculated on space that was occupied within the previous 12 months.
(2) Previously escalated cash rent includes base rent plus all additional amounts paid by the previous tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	12	Third Quarter 2026

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,534,127	$1,579,973	$1,848,531	$1,699,215	$1,627,895
Building and improvements	4,068,129	4,272,142	4,298,249	4,012,305	4,082,434
Building leasehold and improvements	1,496,428	1,478,991	1,465,411	1,448,112	1,424,907
	7,098,684	7,331,106	7,612,191	7,159,632	7,135,236
Less: accumulated depreciation	(2,333,095)	(2,359,905)	(2,321,290)	(2,306,377)	(2,266,042)
Net real estate	4,765,589	4,971,201	5,290,901	4,853,255	4,869,194

Other real estate investments:
Debt and preferred equity investments, net	113,087	113,085	118,083	168,358	171,412
Investment in unconsolidated joint ventures	2,886,984	2,849,912	2,723,563	2,819,778	2,818,685
Consolidated debt fund investments	434,219	379,004	293,243	152,958	73,402

Assets held for sale	224,249	214,586	211,222	—	—
Cash and cash equivalents	186,439	180,788	143,867	155,747	187,039
Restricted cash	199,507	200,961	194,772	180,748	170,004
Investment in marketable securities	21,166	21,273	25,330	23,666	16,099
Tenant and other receivables	64,072	60,180	56,724	45,524	136,787
Related party receivables	17,195	13,867	25,161	16,293	15,287
Deferred rents receivable	255,497	262,008	262,730	266,678	268,770
Deferred costs, net	121,668	126,621	129,428	129,019	117,054
Right-of-use assets - operating leases	940,495	902,113	909,377	864,430	869,929
Real estate loans held by consolidated securitization vehicles	1,003,918	1,031,212	1,027,164	1,023,877	1,013,273
Other assets	551,576	482,190	570,175	577,299	608,444

Total Assets	$11,785,661	$11,809,001	$11,981,740	$11,277,630	$11,335,379

Supplemental Information	13	Third Quarter 2026

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Liabilities
Mortgages and other loans payable	$2,216,799	$2,244,805	$2,509,135	$2,154,499	$2,288,382
Unsecured term loans	1,150,000	1,150,000	1,150,000	1,150,000	1,150,000
Unsecured notes	—	—	—	—	100,000
Revolving credit facility	930,000	850,000	825,000	640,000	390,000
Deferred financing costs	(29,965)	(32,386)	(35,673)	(13,063)	(13,632)
Total debt, net of deferred financing costs	4,266,834	4,212,419	4,448,462	3,931,436	3,914,750
Accrued interest payable	17,016	17,637	19,791	15,221	17,803
Accounts payable and accrued expenses	142,846	129,346	118,912	134,621	140,232
Deferred revenue	158,252	154,999	168,980	147,419	164,132
Lease liability - financing leases	109,182	108,847	108,515	108,183	107,846
Lease liability - operating leases	886,515	844,823	851,142	805,192	809,665
Dividends and distributions payable	48,910	49,009	49,380	2,536	21,942
Security deposits	66,859	70,515	73,638	68,276	65,356
Liabilities related to assets held for sale	866	218,333	189,842	—	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Senior obligations of consolidated securitization vehicles	1,003,918	1,031,212	1,027,164	1,023,877	1,013,273
Other liabilities	513,358	453,851	464,382	587,779	578,883
Total Liabilities	7,314,556	7,390,991	7,620,208	6,924,540	6,933,882

Noncontrolling interests in Operating Partnership
(5,298 units outstanding at 9/30/2026)	273,718	297,076	259,415	241,371	280,873
Preferred units and redeemable equity	203,508	204,344	204,319	199,271	194,392

Equity
SL Green stockholders' equity:
Series I Preferred Stock	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 70,945
issued and outstanding at 9/30/2026	708	705	711	711	710
Additional paid–in capital	4,213,109	4,206,490	4,213,856	4,212,590	4,205,443
Accumulated other comprehensive earnings (loss)	28,201	5,353	(7,287)	(22,198)	(19,784)
Retained deficit	(964,016)	(1,016,905)	(892,890)	(741,880)	(634,653)
Total SL Green Realty Corp. stockholders' equity	3,499,934	3,417,575	3,536,322	3,671,155	3,773,648

Noncontrolling interests in other partnerships	493,945	499,015	361,476	241,293	152,584

Total Equity	3,993,879	3,916,590	3,897,798	3,912,448	3,926,232

Total Liabilities and Equity	$11,785,661	$11,809,001	$11,981,740	$11,277,630	$11,335,379

Supplemental Information	14	Third Quarter 2026

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025
Revenues
Rental revenue, net	$165,552	$171,846	$149,672	$503,393	$441,725
Escalation and reimbursement revenues	20,381	20,036	18,864	61,298	55,067
SUMMIT Operator revenue	34,655	31,509	32,883	90,306	86,424
Investment income	2,615	2,657	4,356	7,618	26,809
Interest income from real estate loans held by consolidated securitization vehicles	14,687	14,743	10,838	44,079	47,868
Fee income	30,596	19,435	23,296	70,037	47,787
Other income	4,539	3,775	4,908	13,375	20,899
Total Revenues	273,025	264,001	244,817	790,106	726,579

Expenses
Operating expenses (1)	58,700	60,250	57,673	180,407	164,840
Real estate taxes	42,190	42,435	37,627	126,537	112,594
Operating lease rent	6,898	6,898	6,106	20,740	18,317
SUMMIT Operator expenses	42,936	25,520	35,959	93,398	82,570
Loan loss and other investment reserves, net of recoveries	—	—	—	—	(71,326)
Transaction related costs	228	17	13,129	529	13,601
Marketing, general and administrative	23,253	22,781	23,701	68,820	67,004
Total Operating Expenses	174,205	157,901	174,195	490,431	387,600

Equity in net income (loss) from unconsolidated joint ventures (2)	26,692	14,948	(9,287)	20,860	(29,112)
Income from debt fund investments, net (3)	2,166	5,990	1,176	10,634	1,776

Operating Income	127,678	127,038	62,511	331,169	311,643

Interest expense, net of interest income	50,026	54,011	47,235	154,946	138,234
Amortization of deferred financing costs	2,480	2,156	1,724	7,438	5,153
SUMMIT Operator tax expense	616	1,223	1,279	2,424	2,781
Interest expense on senior obligations of consolidated securitization vehicles	14,687	14,743	10,838	44,079	45,827
Depreciation and amortization	63,629	67,279	63,216	200,659	187,874
(Loss) Income from Continuing Operations (4)	(3,760)	(12,374)	(61,781)	(78,377)	(68,226)

Equity in net (loss) gain on sale of interest in unconsolidated joint venture/real estate	—	—	86,872	(814)	84,926
Purchase price and other fair value adjustments	4,261	5,662	11,138	14,106	(8,090)
Gain (loss) on sale of real estate, net	91,445	(4,179)	(1,068)	103,902	(1,717)
Depreciable real estate reserves	(2,275)	—	—	(37,435)	(8,546)
Depreciable real estate reserves in unconsolidated joint ventures	—	—	—	—	(1,780)
Net Income (Loss)	89,671	(10,891)	35,161	1,382	6,799

Net (income) loss attributable to noncontrolling interests	(11,485)	(9,617)	(4,395)	(22,158)	3,582
Preferred units distributions	(2,256)	(2,258)	(2,154)	(6,713)	(6,461)
Net Income (Loss) attributable to SL Green	75,930	(22,766)	28,612	(27,489)	3,920

Perpetual preferred stock dividends	(3,738)	(3,737)	(3,738)	(11,213)	(11,213)
Net Income (Loss) attributable to SL Green common stockholders	$72,192	$(26,503)	$24,874	$(38,702)	$(7,293)

Basic earnings (loss) per share	$1.01	$(0.38)	$0.35	$(0.56)	$(0.12)
Diluted earnings (loss) per share	$1.01	$(0.38)	$0.34	$(0.56)	$(0.12)

(1) Includes property operating expenses and expenses of SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.
(2) Excludes Depreciable real estate reserves in unconsolidated joint ventures.
(3) Includes interest income and realized/unrealized gains/losses from debt fund investments, net of expenses. Excludes fees recognized by SL Green as the debt fund's manager, which are included in Fee income.
(4) Before equity in net (loss) gain, purchase price and other fair value adjustments, gain (loss) on sale and depreciable real estate reserves, and gain on sale of marketable securities shown below.

Supplemental Information	15	Third Quarter 2026

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025
Funds from Operations
Net Income (Loss) attributable to SL Green common stockholders	$72,192	$(26,503)	$24,874	$(38,702)	$(7,293)

Depreciation and amortization	63,629	67,279	63,216	200,659	187,874
SLG's share of unconsolidated joint ventures depreciation and amortization	72,964	75,181	127,170	217,701	247,874
Noncontrolling interests adjustments (debt fund)	(7,206)	(12,899)	(1,882)	(26,552)	(1,149)
Noncontrolling interests adjustments (consolidated joint ventures)	135	(521)	(304)	(899)	(377)
Net income (loss) attributable to noncontrolling interests	11,485	9,617	4,395	22,158	(3,582)
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	—	—	(86,872)	814	(84,926)
Purchase price and other fair value adjustments	(477)	(5,252)	(9,652)	(7,953)	5,291
(Gain) Loss on sale of real estate, net	(91,445)	4,179	1,068	(103,902)	1,717
Depreciable real estate reserves	2,275	—	—	37,435	8,546
Depreciable real estate reserves in unconsolidated joint ventures	—	—	—	—	1,780
Depreciation on non-rental real estate assets	(1,478)	(1,502)	(1,628)	(4,483)	(4,312)
Funds From Operations	$122,074	$109,579	$120,385	$296,276	$351,443

Funds From Operations - Basic per Share	$1.63	$1.45	$1.62	$3.93	$4.72

Funds From Operations - Diluted per Share	$1.59	$1.43	$1.58	$3.85	$4.60

Funds Available for Distribution
FFO	$122,074	$109,579	$120,385	$296,276	$351,443

Non real estate depreciation and amortization	1,478	1,502	1,628	4,483	4,312
Amortization of deferred financing costs	2,480	2,156	1,724	7,438	5,153
Non-cash deferred compensation	8,139	9,754	10,927	28,106	31,982
FAD adjustment for joint ventures	(32,004)	(34,157)	(27,723)	(95,629)	(78,906)
Straight-line rental income and other non-cash adjustments	(33,641)	(30,894)	50	(67,678)	2,855
Non-cash fair value adjustments on mark-to-market derivatives	(3,784)	(409)	(369)	(6,153)	3,917
Second cycle tenant improvements	(20,262)	(20,440)	(21,318)	(59,228)	(72,912)
Second cycle leasing commissions	(3,828)	(3,839)	(3,835)	(17,245)	(16,632)
Recurring capital expenditures	(11,105)	(10,436)	(5,980)	(27,159)	(18,661)
Reported Funds Available for Distribution	$29,547	$22,816	$75,489	$63,211	$212,551

First cycle tenant improvements	$1,417	$1,575	$467	$5,152	$1,289
First cycle leasing commissions	$664	$600	$552	$1,281	$1,486
Development costs	$—	$147	$6,631	$472	$26,099
Redevelopment costs	$12,752	$15,697	$8,475	$37,532	$16,308
Capitalized interest	$7,854	$8,210	$6,842	$24,733	$19,948

Supplemental Information	16	Third Quarter 2026

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

						Accumulated
	Series I					Other
	Preferred	Common	Additional	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Deficit	Interests	Income	Total

Balance at December 31, 2025	$221,932	$711	$4,212,590	$(741,880)	$241,293	$(22,198)	$3,912,448

Net loss				(27,489)	25,194		(2,295)
Other comprehensive income						50,399	50,399
Perpetual preferred stock dividends				(11,213)			(11,213)
DRSPP proceeds			195				195
Conversion of units in the Operating Partnership for common stock		1					1
Measurement adjustment for redeemable noncontrolling interest				(52,555)			(52,555)
Deferred compensation plan and stock awards, net of forfeitures and tax withholdings		(1)	14,388		1,242		15,629
Repurchases of common stock		(3)	(14,064)				(14,067)
Contributions to consolidated joint venture interests					3,156		3,156
Contributions to debt fund investments					237,221		237,221
Consolidation of partially owned entity					38,421		38,421
Cash distributions to noncontrolling interests					(8,626)		(8,626)
Distributions from debt fund investments					(10,976)		(10,976)
Reclassification from noncontrolling interest to other liabilities					(32,980)		(32,980)
Cash distributions ($1.85 per common share, none of which represented a return of capital for federal income tax purposes)				(130,879)			(130,879)

Balance at September 30, 2026	$221,932	$708	$4,213,109	$(964,016)	$493,945	$28,201	$3,993,879

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

		Common Stock	OP Units	Stock-Based Compensation	Contingently Issuable Shares	Diluted Shares

Share and Unit Count at December 31, 2025		71,158,530	4,877,891			76,036,421

YTD activity		(213,545)	419,776	—	—	206,231
Share and Unit Count at September 30, 2026		70,944,985	5,297,667	—	—	76,242,652

Weighted Average Share and Unit Count at September 30, 2026 - Basic		70,598,322	4,813,965	—	—	75,412,287

Dilution		—	—	886,705	704,226	1,590,931
Weighted Average Share and Unit Count at September 30, 2026 - Diluted		70,598,322	4,813,965	886,705	704,226	77,003,218

Supplemental Information	17	Third Quarter 2026

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	September 30, 2026		June 30, 2026		March 31, 2026

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,489,335	$2,155,951	$4,470,880	$2,146,539	$4,302,573	$2,057,636
Building and improvements	13,782,844	6,486,522	13,704,421	6,452,778	13,597,440	6,408,880
Building leasehold and improvements	293,597	199,367	289,849	195,807	286,233	192,372
	18,565,776	8,841,840	18,465,150	8,795,124	18,186,246	8,658,888
Less: accumulated depreciation	(2,962,189)	(1,503,833)	(2,860,667)	(1,454,608)	(2,757,938)	(1,404,182)
Net real estate	15,603,587	7,338,007	15,604,483	7,340,516	15,428,308	7,254,706

Other real estate investments:
Debt and preferred equity investments, net	279,270	13,966	268,187	13,411	256,444	12,824

Cash and cash equivalents	276,943	118,034	274,541	115,710	274,721	111,394
Restricted cash	458,172	209,303	489,957	217,399	502,645	223,541
Tenant and other receivables	91,951	59,372	86,909	56,093	78,298	48,917
Deferred rents receivable	783,575	387,372	754,149	374,081	734,859	365,624
Deferred costs, net	421,823	202,923	416,313	199,918	415,094	200,549
Right-of-use assets - financing leases	734,988	514,294	737,145	515,589	739,301	516,884
Right-of-use assets - operating leases	77,593	40,584	79,202	41,540	80,803	42,490
Other assets	1,118,760	516,862	1,152,997	535,789	1,221,296	568,209

Total Assets	$19,846,662	$9,400,717	$19,863,883	$9,410,046	$19,731,769	$9,345,138

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $98,473 at 9/30/2026, of which $47,305 is SLG share	$12,789,042	$5,936,905	$12,789,062	$5,937,497	$12,810,512	$5,944,078
Accrued interest payable	99,093	35,541	93,773	33,772	77,149	29,667
Accounts payable and accrued expenses	267,485	157,972	263,231	153,418	273,811	156,662
Deferred revenue	768,233	347,057	781,877	351,507	841,807	380,817
Lease liability - financing leases	812,089	552,762	812,387	553,682	812,663	554,571
Lease liability - operating leases	93,197	47,565	94,176	48,126	95,145	48,681
Security deposits	56,917	25,810	49,721	21,489	47,017	20,127
Other liabilities	44,668	23,542	51,850	27,073	73,390	37,069
Equity	4,915,938	2,273,563	4,927,806	2,283,482	4,700,275	2,173,466

Total Liabilities and Equity	$19,846,662	$9,400,717	$19,863,883	$9,410,046	$19,731,769	$9,345,138

Supplemental Information	18	Third Quarter 2026

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended
	September 30, 2026		June 30, 2026		September 30, 2025

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$353,380	$180,021	$330,612	$168,318	$324,877	$167,923
Escalation and reimbursement revenues	69,139	36,674	65,174	34,301	61,497	33,662
Investment income	11,083	554	15,626	781	7,927	3,963
Other income	7,558	3,503	10,676	5,131	11,335	5,267
Total Revenues	441,160	220,752	422,088	208,531	405,636	210,815

Gain on early extinguishment of debt(1)	—	—	—	—	129,068	57,187

Expenses
Operating expenses	72,070	37,206	72,588	36,607	72,142	37,755
Real estate taxes	80,099	40,734	75,349	38,181	71,117	37,794
Operating lease rent	2,995	1,655	2,995	1,656	(3,065)	1,655
Total Operating Expenses	155,164	79,595	150,932	76,444	140,194	77,204

Operating Income	285,996	141,157	271,156	132,087	394,510	190,798

Interest expense, net of interest income	148,129	74,059	143,013	71,826	111,539	67,628
Amortization of deferred financing costs	8,012	4,101	7,518	3,962	6,693	3,558
Depreciation and amortization	135,148	68,880	138,185	70,555	128,565	66,616
Basis difference and other adjustments	—	(32,575)	—	(29,204)	—	62,283
Net (Loss) Income	(5,293)	26,692	(17,560)	14,948	147,713	(9,287)

Basis difference and other adjustments	—	4,086	—	4,625	—	62,283
Real estate depreciation	135,147	68,879	138,184	70,555	128,564	66,615
FFO Contribution	$129,854	$99,657	$120,624	$90,128	$276,277	$119,611

FAD Adjustments:
Non real estate depreciation and amortization	$1	$1	$1	$—	$1	$1
Amortization of deferred financing costs	8,012	4,101	7,518	3,962	6,693	3,558
Straight-line rental income and other non-cash adjustments	(48,336)	(21,574)	(41,866)	(17,214)	(42,118)	(20,609)
Second cycle tenant improvements	(13,933)	(7,126)	(34,074)	(17,101)	(7,420)	(3,795)
Second cycle leasing commissions	(9,133)	(5,135)	(5,066)	(2,567)	(9,281)	(4,943)
Recurring capital expenditures	(4,225)	(2,271)	(2,339)	(1,237)	(3,480)	(1,935)
Total FAD Adjustments	$(67,614)	$(32,004)	$(75,826)	$(34,157)	$(55,605)	$(27,723)

First cycle tenant improvements	$26,031	$12,909	$10,265	$5,083	$18,111	$9,038
First cycle leasing commissions	$3,940	$1,598	$1,300	$412	$5,278	$2,270
Development costs	$8,883	$2,265	$27,917	$7,119	$28,630	$7,841
Redevelopment costs	$8,337	$4,044	$15,117	$7,464	$17,953	$8,858
Capitalized interest	$19,942	$9,787	$12,266	$5,574	$18,773	$9,031

(1) Includes the write-off of unamortized deferred financing costs.

Supplemental Information	19	Third Quarter 2026

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Nine Months Ended
	September 30, 2026		September 30, 2025

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$1,005,750	$511,401	$934,376	$479,448
Escalation and reimbursement revenues	202,852	106,832	183,112	99,481
Investment income	35,189	1,759	18,899	13,940
Other income	29,835	14,016	23,351	11,280
Total Revenues	1,273,626	634,008	1,159,738	604,149

(Loss) gain on early extinguishment of debt(1)	(9,497)	(4,796)	129,068	57,187

Expenses
Operating expenses	220,494	112,169	203,354	105,262
Real estate taxes	232,203	117,881	214,279	111,328
Operating lease rent	8,985	4,967	9,458	4,967
Loan loss and other investment reserves, net of recoveries	—	—	15,980	14,531
Total Operating Expenses	461,682	235,017	443,071	236,088

Operating Income	802,447	394,195	845,735	425,248

Interest expense, net of interest income	431,040	216,017	370,771	194,883
Amortization of deferred financing costs	24,021	12,519	18,590	9,856
Depreciation and amortization	405,945	207,074	375,405	194,844
Basis difference and other adjustments	—	(62,275)	—	54,777
Net (Loss) Income	(58,559)	20,860	80,969	(29,112)

Basis difference and other adjustments	—	10,629	—	54,777
Real estate depreciation	405,942	207,072	375,402	194,842
FFO Contribution	$347,383	$238,561	$456,371	$220,507

FAD Adjustments:
Non real estate depreciation and amortization	$3	$2	$3	$2
Amortization of deferred financing costs	24,021	12,519	18,590	9,856
Straight-line rental income and other non-cash adjustments	(129,716)	(56,098)	(136,357)	(67,868)
Second cycle tenant improvements	(67,371)	(33,968)	(19,826)	(10,185)
Second cycle leasing commissions	(24,082)	(13,303)	(14,506)	(7,948)
Recurring capital expenditures	(8,763)	(4,781)	(4,136)	(2,763)
Total FAD Adjustments	$(205,908)	$(95,629)	$(156,232)	$(78,906)

First cycle tenant improvements	$49,004	$24,118	$28,560	$14,130
First cycle leasing commissions	$17,179	$7,991	$6,802	$2,713
Development costs	$55,118	$14,055	$62,870	$18,040
Redevelopment costs	$34,274	$16,823	$52,835	$25,747
Capitalized interest	$48,186	$22,640	$60,960	$28,291

(1) Includes the write-off of unamortized deferred financing costs.

Supplemental Information	20	Third Quarter 2026

NET OPERATING INCOME(1) Unaudited (Dollars in Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025

Net Operating Income (1)	$92,936	$91,270	$80,784	$276,069	$232,434
SLG share of NOI from unconsolidated JVs	137,100	126,150	129,798	383,345	363,159
NOI, including SLG share of unconsolidated JVs	230,036	217,420	210,582	659,414	595,593
Partners' share of NOI - consolidated JVs	7	9	(47)	3	(1,709)
NOI - SLG share	$230,043	$217,429	$210,535	$659,417	$593,884

NOI, including SLG share of unconsolidated JVs	$230,036	$217,420	$210,582	$659,414	$595,593
Free rent (net of amortization)	(10,759)	(8,617)	(3,660)	(25,147)	(16,819)
Straight-line revenue adjustment	(9,796)	(6,710)	(10,499)	(26,144)	(30,294)
Amortization of acquired above and below-market leases, net	(7,213)	(7,133)	(5,783)	(20,909)	(16,899)
Operating lease straight-line adjustment	1,933	558	597	3,095	1,666
Straight-line tenant credit loss	8	(574)	36	(754)	(458)
Cash NOI, including SLG share of unconsolidated JVs	204,209	194,944	191,273	589,555	532,789
Partners' share of cash NOI - consolidated JVs	7	9	6	(12)	(1,206)
Cash NOI - SLG share	$204,216	$194,953	$191,279	$589,543	$531,583

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended		Nine Months Ended
	September 30, 2026		September 30, 2026
	NOI	Cash NOI	NOI	Cash NOI

Manhattan Office	$197,898	$173,472	$564,018	$496,652
Development / Redevelopment	314	377	264	1,143
High Street Retail	5,077	4,503	15,149	13,505
Suburban	1,489	1,037	3,637	2,978
Residential	4,573	4,302	13,203	12,378
Total Operating and Development/Redevelopment	209,351	183,691	596,271	526,656
Alternative Strategy Portfolio	11,794	11,362	34,394	32,969
Property Dispositions (2)	924	962	14,605	15,090
Other (3)	7,974	8,201	14,147	14,828
Total	$230,043	$204,216	$659,417	$589,543

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	21	Third Quarter 2026

SAME STORE NET OPERATING INCOME Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2026	2025	%	2026	2026	2025	%
Revenues
Rental revenue, net	$130,281	$128,452		$131,264	$388,559	$384,110
Escalation & reimbursement revenues	17,359	16,736		16,618	51,268	48,736
Other income	757	545		1,328	1,832	5,763
Total Revenues	$148,397	$145,733		$149,210	$441,659	$438,609

Expenses
Operating expenses	$41,937	$40,977		$39,923	$122,662	$116,773
Real estate taxes	34,440	32,808		33,759	101,658	99,669
Operating lease rent	6,059	6,106		6,059	18,223	18,317
Total Operating Expenses	$82,436	$79,891		$79,741	$242,543	$234,759

Operating Income	$65,961	$65,842		$69,469	$199,116	$203,850

Interest expense & amortization of financing costs	$19,660	$19,348		$19,870	$59,795	$56,229
Depreciation & amortization	46,691	46,830		48,711	141,880	140,385

(Loss) income before noncontrolling interest	$(390)	$(336)		$888	$(2,559)	$7,236
Real estate depreciation & amortization	46,691	46,830		48,711	141,880	140,385
FFO Contribution	$46,301	$46,494		$49,599	$139,321	$147,621

Non–building revenue	(364)	(258)		(176)	(628)	(848)

Interest expense & amortization of financing costs	19,660	19,348		19,870	59,795	56,229
Non-real estate depreciation	—	—		—	—	—
NOI	$65,597	$65,584	—%	$69,293	$198,488	$203,002	(2.2)%

Non-cash adjustments	$(1,664)	1,043		(3,208)	(7,077)	2,844
Cash NOI	$63,933	$66,627	(4.0)%	$66,085	$191,411	$205,846	(7.0)%

Lease termination income	(387)	(270)		(1,097)	(1,128)	(4,875)
Cash NOI excluding lease termination income	$63,546	$66,357	(4.2)%	$64,988	$190,283	$200,971	(5.3)%

Operating Margins
NOI to real estate revenue, net	44.3%	45.1%		46.5%	45.0%	46.4%
Cash NOI to real estate revenue, net	43.2%	45.8%		44.3%	43.4%	47.0%

NOI before operating lease rent/real estate revenue, net	48.4%	49.3%		50.6%	49.1%	50.6%
Cash NOI before operating lease rent/real estate revenue, net	46.2%	49.9%		48.3%	47.1%	51.1%

Supplemental Information	22	Third Quarter 2026

SAME STORE NET OPERATING INCOME Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2026	2025	%	2026	2026	2025	%
Revenues
Rental revenue, net	$154,510	$141,966		$143,600	$436,015	$405,525
Escalation & reimbursement revenues	34,882	30,881		32,329	101,366	91,052
Other income	1,724	3,574		2,431	9,197	6,375
Total Revenues	$191,116	$176,421		$178,360	$546,578	$502,952

Expenses
Operating expenses	$34,934	$34,397		$33,818	$104,570	$97,729
Real estate taxes	37,522	35,939		35,555	109,340	105,737
Operating lease rent	108	108		108	325	325
Total Operating Expenses	$72,564	$70,444		$69,481	$214,235	$203,791

Operating Income	$118,552	$105,977		$108,879	$332,343	$299,161

Interest expense & amortization of financing costs	$68,085	$65,995		$67,410	$202,000	$190,951
Depreciation & amortization	59,863	58,720		62,184	181,187	172,917

Loss before noncontrolling interest	$(9,396)	$(18,738)		$(20,715)	$(50,844)	$(64,707)
Real estate depreciation & amortization	59,862	58,719		62,183	181,185	172,915
FFO Contribution	$50,466	$39,981		$41,468	$130,341	$108,208

Non–building revenue	(724)	(384)		(695)	(1,832)	(944)

Interest expense & amortization of financing costs	68,085	65,995		67,410	202,000	190,951
Non-real estate depreciation	1	1		1	2	2
NOI	$117,828	$105,593	11.6%	$108,184	$330,511	$298,217	10.8%

Non-cash adjustments	$(20,721)	$(16,664)		$(16,640)	$(53,343)	$(52,286)
Cash NOI	$97,107	$88,929	9.2%	$91,544	$277,168	$245,931	12.7%

Lease termination income	(1,001)	(3,189)		(1,706)	(7,333)	(5,421)
Cash NOI excluding lease termination income	$96,106	$85,740	12.1%	$89,838	$269,835	$240,510	12.2%

Operating Margins
NOI to real estate revenue, net	61.9%	60.0%		60.9%	60.7%	59.4%
Cash NOI to real estate revenue, net	51.0%	50.5%		51.5%	50.9%	49.0%

NOI before operating lease rent/real estate revenue, net	61.9%	60.0%		61.0%	60.7%	59.5%
Cash NOI before operating lease rent/real estate revenue, net	51.1%	50.6%		51.6%	50.9%	49.1%

Supplemental Information	23	Third Quarter 2026

SAME STORE NET OPERATING INCOME Consolidated and Share of Unconsolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2026	2025	%	2026	2026	2025	%
Revenues
Rental revenue, net	$130,281	$128,452		$131,264	$388,559	$384,110
Escalation & reimbursement revenues	17,359	16,736		16,618	51,268	48,736
Other income	757	545		1,328	1,832	5,763
Total Revenues	$148,397	$145,733		$149,210	$441,659	$438,609

Equity in net income (loss) from unconsolidated joint ventures (1)	$(9,396)	$(18,738)		$(20,715)	$(50,844)	$(64,707)
Expenses
Operating expenses	$41,937	$40,977		$39,923	$122,662	$116,773
Real estate taxes	34,440	32,808		33,759	101,658	99,669
Operating lease rent	6,059	6,106		6,059	18,223	18,317
Total Operating Expenses	$82,436	$79,891		$79,741	$242,543	$234,759

Operating Income	$56,565	$47,104		$48,754	$148,272	$139,143

Interest expense & amortization of financing costs	$19,660	$19,348		$19,870	$59,795	$56,229
Depreciation & amortization	46,691	46,830		48,711	141,880	140,385

Loss before noncontrolling interest	$(9,786)	$(19,074)		$(19,827)	$(53,403)	$(57,471)
Real estate depreciation & amortization	46,691	46,830		48,711	141,880	140,385
Joint Ventures Real estate depreciation & amortization (1)	59,862	58,719		62,183	181,185	172,915
FFO Contribution	$96,767	$86,475		$91,067	$269,662	$255,829

Non–building revenue	(364)	(258)		(176)	(628)	(848)
Joint Ventures Non–building revenue (1)	(724)	(384)		(695)	(1,832)	(944)

Interest expense & amortization of financing costs	19,660	19,348		19,870	59,795	56,229
Joint Ventures interest expense & amortization of financing costs (1)	68,085	65,995		67,410	202,000	190,951
Non-real estate depreciation	—	—		—	—	—
Joint Ventures Non-real estate depreciation (1)	1	1		1	2	2
NOI	$183,425	$171,177	7.2%	$177,477	$528,999	$501,219	5.5%

Non-cash adjustments	$(1,664)	$1,043		$(3,208)	$(7,077)	$2,844
Joint Ventures non-cash adjustments (1)	(20,721)	(16,664)		(16,640)	(53,343)	(52,286)
Cash NOI	$161,040	$155,556	3.5%	$157,629	$468,579	$451,777	3.7%

Lease termination income	$(387)	$(270)		$(1,097)	$(1,128)	$(4,875)
Joint Ventures lease termination income (1)	(1,001)	(3,189)		(1,706)	(7,333)	(5,421)
Cash NOI excluding lease termination income	$159,652	$152,097	5.0%	$154,826	$460,118	$441,481	4.2%

Operating Margins
NOI to real estate revenue, net	54.2%	53.2%		54.3%	53.7%	53.3%
Cash NOI to real estate revenue, net	47.6%	48.4%		48.2%	47.5%	48.1%

NOI before operating lease rent/real estate revenue, net	56.0%	55.2%		56.2%	55.5%	55.3%
Cash NOI before operating lease rent/real estate revenue, net	49.0%	50.3%		50.1%	49.2%	50.0%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	24	Third Quarter 2026

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal				2026	Current	Final		Principal
	Ownership	Outstanding				Principal	Maturity	Maturity		Due at
Fixed rate debt	Interest (%)	9/30/2026	Coupon (1)			Amortization	Date	Date (2)		Final Maturity
Secured fixed rate debt
100 Church Street (swapped)	100.0	$365,000		5.89%		$—	Dec-26	Jun-28		$365,000
Landmark Square	100.0	100,000		4.90%		—	Jan-27	Jan-27		100,000
485 Lexington Avenue	100.0	450,000		4.25%		—	Feb-27	Feb-27		450,000
315 West 33rd St (The Olivia) (3)	100.0	250,000		4.24%		—	Feb-27	Feb-27		250,000
500 Park Avenue (swapped)	100.0	80,000		6.57%		—	Jan-28	Jan-30		80,000
800 Third Avenue (swapped)	100.0	177,000		5.15%		—	Feb-29	Feb-31		177,000
610 Park Avenue	100.0	12,200		4.65%		—	Nov-29	Nov-29		12,200
65 East 55th Street (Park Avenue Tower)	95.0	480,000		5.25%		—	Feb-31	Feb-31		480,000
420 Lexington Avenue (Graybar)	100.0	245,186		8.24%		—	Oct-40	Oct-40		245,186
		$2,159,386		5.39%		$—				$2,159,386
Unsecured fixed rate debt
Revolving credit facility (swapped)	100.0	$400,000		4.62%	(5)	$—	Jun-30	Jun-31	(4)	$400,000
Term Loan C (swapped)	100.0	750,000		4.33%	(5)	—	Jun-31	Jun-31		750,000
Junior subordinated deferrable interest debentures (swapped)	100.0	100,000		5.27%		—	Jul-35	Jul-35		100,000
		$1,250,000		4.50%		$—				$1,250,000

Total Fixed Rate Debt		$3,409,386		5.07%		$—				$3,409,386
Floating rate debt
Unsecured floating rate debt
Term Loan B (SOFR + 180 bps)	100.0	$100,000		5.71%		—	Nov-26	Nov-26		$100,000
Term Loan A (SOFR + 170 bps)	100.0	300,000		5.61%		$—	May-27	May-27		300,000
Debt fund subscription line (SOFR + 220 bps)	9.1	57,413	(6)	6.10%		$—	Aug-27	Aug-28		57,413
Revolving credit facility (SOFR + 125 bps)	100.0	530,000		5.16%		$—	Jun-30	Jun-31	(4)	530,000
		$987,413		5.41%		$—				$987,413

Total Floating Rate Debt		$987,413		5.41%		$—				$987,413

Total Debt - Consolidated		$4,396,799		5.14%		$—				$4,396,799

Deferred financing costs		(29,965)
Total Debt - Consolidated, net		$4,366,834		5.14%

Total Debt - Unconsolidated JV, net		$5,936,905		4.63%

Debt including SLG share of JV Debt		$9,908,932		4.86%
Alternative Strategy Portfolio Debt including SLG share of JV Debt		$472,077		4.68%
Total Debt including SLG share of JV Debt		$10,381,009		4.85%

Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$10,509,841		4.81%

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 3.91%. Coupon for loans that are subject to alternative SOFR rates, SOFR floors, interest rate caps or interest rate swaps were determined using the alternative SOFR rates, SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) The Company has a preferred equity investment in this property.
(4) As-of-right extension.
(5) Represents a blended swapped rate inclusive of multiple swaps.
(6) The Fund has access to a subscription line with a maximum commitment of $200 million as of September 30, 2026, secured by investor capital commitments. The facility is used to fund investments prior to capital calls and is repaid through capital contributions. The subscription line is non-recourse to the Company.

Supplemental Information	25	Third Quarter 2026

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding					2026 Principal	Current		Final		Principal Due at
	Ownership	9/30/2026				Amortization		Maturity		Maturity		Final Maturity
Fixed rate debt	Interest (%)	Gross Principal		SLG Share	Coupon (1)		(SLG Share)	Date		Date (2)		(SLG Share)
1515 Broadway	56.9	$666,175		$378,847	3.93%		$3,517	Mar-27		Mar-28		$358,544
450 Park Avenue (swapped)	25.1	273,616		68,678	6.57%	(3)	—	Jun-27		Jun-27		68,678
245 Park Avenue	50.1	1,768,000	(4)	885,768	4.30%		—	Jun-27	(4)	Jun-27	(4)	885,768
280 Park Avenue (swapped)	50.0	1,075,000		537,500	5.84%		—	Sep-27		Sep-28		537,500
220 East 42nd	51.0	496,412		253,170	6.77%		—	Dec-27		Dec-27		253,170
15 Beekman	20.0	117,000		23,400	4.83%		—	Jan-28		Jan-28		23,400
100 Park Avenue	50.8	382,872		194,499	5.73%		—	Jan-28		Jan-29		194,499
11 Madison Avenue	60.0	1,400,000		840,000	5.63%		—	Oct-30		Oct-30		840,000
One Madison Avenue	25.5	1,650,000		420,750	5.81%		—	Apr-31		Apr-31		420,750
One Vanderbilt Avenue	55.0	3,000,000		1,650,300	2.95%		—	Jul-31		Jul-31		1,650,300
		$10,829,075		$5,252,912	4.54%	(5)	$3,517					$5,232,609
Alternative strategy portfolio
650 Fifth Avenue	50.0	$65,000	(6)	$32,500	5.45%		$—	Jul-26	(6)	Jul-26	(6)	$32,500
115 Spring Street	51.0	66,621		33,977	5.50%		—	Sep-27		Sep-27		33,977
Worldwide Plaza	25.1	1,200,000		300,600	3.98%		—	Nov-27		Nov-27		300,600
		$1,331,621		$367,077	4.25%	(5)	$—					$367,077

Total Fixed Rate Debt		$12,160,696		$5,619,989	4.52%	(5)	$3,517					$5,599,686
Floating rate debt
919 Third Avenue (SOFR + 250 bps)	51.0	$500,000		$255,000	6.41%		$—	Apr-27		Apr-28		$255,000
450 Park Avenue (SOFR + 210 bps)	25.1	16,819		4,221	6.01%		—	Jun-27		Jun-27		4,221
		$516,819		$259,221	6.41%	(5)	$—					$259,221
Alternative strategy portfolio
650 Fifth Avenue (SOFR + 225 bps)	50.0	$210,000		$105,000	6.16%		—	Jul-26	(6)	Jul-26	(6)	$105,000
		$210,000		$105,000	6.16%	(5)	$—					$105,000

Total Floating Rate Debt		$726,819		$364,221	6.34%	(5)	$—					$364,221

Unconsolidated JV Debt		$11,345,894		$5,512,133	4.63%	(5)
Alternative Strategy Portfolio Debt		$1,541,621		$472,077	4.68%	(5)
Total Debt - Unconsolidated JV		$12,887,515		$5,984,210	4.63%	(5)	$3,517					$5,963,907
	Deferred financing costs	(98,473)		(47,305)
Total Debt - Unconsolidated JV, net		$12,789,042		$5,936,905	4.63%	(5)

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 3.91%. Coupon for loans that are subject to alternative SOFR rates, SOFR floors, interest rate caps or interest rate swaps were determined using the alternative SOFR rates, SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) Coupon reflects interest rate swaps executed at the corporate level for SLG’s share of the outstanding debt.
(4) In October, together with our joint venture partner, completed a $2.0 billion, five-year, fixed-rate refinancing of the $1.768 billion loan.
(5) Calculated based on SL Green's share of the outstanding debt.
(6) The Company is in discussions with the lender on resolution of the past maturity.

Supplemental Information	26	Third Quarter 2026

DEBT COMPOSITION AND CORPORATE DEBT COVENANTS Unaudited (Dollars in Thousands)

Composition of Debt

	Core Portfolio		Alternative Strategy Portfolio		Total
Fixed Rate Debt
Consolidated	$3,409,386		$—		$3,409,386
SLG Share of JV	5,252,912		367,077		5,619,989
Total Fixed Rate Debt	$8,662,298	87.4%	$367,077	77.8%	$9,029,375	87.0%

Floating Rate Debt
Consolidated	$987,413		$—		$987,413
SLG Share of JV	259,221		105,000		364,221
	1,246,634	12.6%	105,000	22.2%	1,351,634	13.0%
Debt & Preferred Equity and CMBS Investments	(78,553)	(0.8)%	—	—%	(78,553)	(0.8)%
Total Floating Rate Debt	$1,168,081	11.8%	$105,000	22.2%	$1,273,081	12.3%

Total Debt	$9,908,932		$472,077		$10,381,009

Revolving Credit Facility Covenants (1)
	Actual	Required
Total Debt / Total Assets	44.7%	Less than 60%
Consolidated Fixed Charge Coverage	1.81x	Greater than 1.50x
Maximum Secured Indebtedness	24.0%	Less than 50%
Maximum Unencumbered Leverage Ratio	47.0%	Less than 60%

(1) Covenants calculated pursuant to the terms of the Company’s unsecured credit facility.

Supplemental Information	27	Third Quarter 2026

DERIVATIVE SUMMARY SCHEDULE Unaudited (Dollars in Thousands)

Consolidated Interest Rate Derivatives		Notional Value		Fair Value
	Ownership	9/30/2026		9/30/2026
Secured Debt	Interest (%)	Gross	SLG Share	Gross	SLG Share		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
100 Church Street	100.0	$370,000	$370,000	$1,051	$1,051		Swap	3.89%	November 2022	June 2027
SLGOP - 450 Park Avenue	100.0	68,678	68,678	(80)	(80)	(2)	Swap	4.47%	August 2024	June 2027
500 Park Avenue	100.0	80,000	80,000	388	388		Swap	4.17%	February 2025	February 2028
800 Third Avenue	100.0	177,000	177,000	5,281	5,281		Swap	3.33%	February 2026	February 2029

			Subtotal	$6,640	$6,640
Unsecured Debt
Revolving Credit Facility	100.0	$125,000	$125,000	$108	$108		Swap	3.67%	August 2024	December 2026
Revolving Credit Facility	100.0	125,000	125,000	107	107		Swap	3.67%	August 2024	December 2026
Term Loan C	100.0	200,000	200,000	1,008	1,008		Swap	2.59%	February 2023	February 2027
Term Loan C	100.0	100,000	100,000	398	398		Swap	2.90%	February 2023	February 2027
Term Loan C	100.0	100,000	100,000	456	456		Swap	2.73%	February 2023	February 2027
Term Loan C	100.0	50,000	50,000	274	274		Swap	2.46%	February 2023	February 2027
Term Loan C & Revolving Credit Facility	100.0	300,000	300,000	2,391	2,391		Swap	2.87%	July 2023	May 2027
Term Loan C	100.0	150,000	150,000	671	671		Swap	3.52%	January 2024	May 2027
Junior subordinated deferrable interest debentures	100.0	100,000	100,000	1,016	1,016		Swap	3.76%	January 2023	January 2028

			Subtotal	$6,429	$6,429

Unconsolidated JV Interest Rate Derivatives
919 Third Avenue	51.0	$500,000	$255,000	$52	$27		Cap	5.25%	February 2026	April 2027
280 Park Avenue	50.0	537,500	268,750	5,659	2,830		Swap	4.07%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	2,962	1,481		Swap	4.04%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	2,864	1,432		Swap	4.06%	July 2024	September 2028

			Subtotal	$11,537	$5,770

Foreign Currency Derivatives
Summit Paris	85.0	$31,207	$26,526	$(736)	$(626)	(2)	FX Forward Contracts	N/A	March 2026	October 2026 - June 2027
Summit Paris	85.0	30,492	25,918	8	7	(2)	FX Forward Contracts	N/A	March 2026	October 2027 - June 2032

			Subtotal	$(728)	$(619)

Forward-starting Derivatives
SLGOP – 100 Church Street	100.0	$357,500	$357,500	$6,547	$6,547		Swap	2.98%	June 2027	June 2028
Term Loan C	100.0	225,000	225,000	3,387	3,387		Swap	3.92%	February 2027	January 2029
Term Loan C	100.0	225,000	225,000	5,370	5,370		Swap	3.86%	February 2027	January 2030

			Subtotal	$15,304	$15,304

		Total, SLG Share		$39,182	$33,524

(1) Certain financings require the purchase of a cap at a specified strike rate.
(2) Quarterly changes in fair value recognized in the calculation of FFO.

Supplemental Information	28	Third Quarter 2026

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

Consolidated Lease Liabilities (SLG Share)
		Scheduled Cash Payment (1)								Lease	Year of Final

Property		2026		2027		2028		2029		Liabilities (2)	Expiration (3)

Operating Leases
1185 Avenue of the Americas		$1,727		$6,909		$6,909		$6,909		$78,454	2043
SL Green Headquarters at One Vanderbilt		690	(4)	2,762	(4)	2,971	(4)	3,075	(4)	84,011	2048
800 Seventh Avenue		839		3,355		3,355		3,355		49,800	2048
Summit One Vanderbilt		3,254	(4)	11,270	(4)	11,293	(4)	11,293	(4)	430,174	2070
Summit Paris		—	(5)	1,092	(5)	2,731	(5)	3,822	(5)	45,388 (5)	2077	(5)
420 Lexington Avenue (Graybar)		2,800		11,199		11,199		11,199		166,467	2080
711 Third Avenue		1,375	(6)	5,500	(6)	5,500	(6)	5,500	(6)	32,221 (6)	2083
Total		$10,685		$42,087		$43,958		$45,153		$886,515

Financing Leases
15 Beekman		$820		$3,325		$3,375		$3,426		$109,182	2119	(7)
Total		$820		$3,325		$3,375		$3,426		$109,182

Unconsolidated Joint Venture Lease Liabilities (SLG Share)
	SLG	Scheduled Cash Payment (1)								Lease	Year of Final

Property	Interest (%)	2026		2027		2028		2029		Liabilities (2)	Expiration (3)

Operating Leases
Equinox Studio City (8)	66.7	$307		$1,387		$1,387		$925		$3,872	2029

Alternative strategy portfolio
650 Fifth Avenue (Floors 4-6)	50.0	$460		$1,935		$1,935		$1,935		$11,546	2053
650 Fifth Avenue (Floors b-3)	50.0	394		1,585		1,605		1,726		32,147	2062

Total		$1,161		$4,907		$4,927		$4,586		$47,565

Financing Leases
One Vanderbilt Avenue Garage	55.0	$41		$167		$168		$170		$2,695	2069
1560 Broadway Signage	50.0	206		825		825		825		11,631	2073
885 Third Avenue	34.1	204		817		817		817		16,025	2119

Alternative strategy portfolio
650 Fifth Avenue (Floors b-3)	50.0	$1,841		$7,364		$7,464		$8,101		$106,295	2062
2 Herald Square	95.0	3,775		3,775		—		—		394,260	2077

Total		$6,067		$12,948		$9,274		$9,913		$530,906

(1) Reflects SLG's share of remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of September 30, 2026.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 55.0% ownership interest in One Vanderbilt.
(5) Lease obligation is denominated in Euros and has been presented in US Dollars using the exchange rate as of September 30, 2026.
(6) Reflects scheduled cash payments net of the Company's 50.0% ownership of the fee interest in the property.
(7) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(8) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.

Supplemental Information	29	Third Quarter 2026

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

						Weighted Average:
		Floating	Fixed	Total Book Value (1)	Senior Financing	Exposure PSF	Book Value During Quarter	Yield During Quarter (2)	Yield At End Of Quarter (3)

6/30/2026		$77,599	$35,486	$113,085	$430,528	$741	$113,054	7.51%	7.60%

Debt investment originations/fundings/accretion	(4)	2	—	2
Preferred Equity investment originations/accretion	(4)	—	—	—
Joint venture investment originations/accretion/amortization	(4)	—	—	—
Repayment/Sales/Syndications/Equity Ownership/Amortization		—	—	—
Reserves/Realized Losses		—	—	—
9/30/2026		$77,601	$35,486	$113,087	$444,245	$757	$113,385	7.55%	7.73%

	Debt and Preferred Equity Maturity Profile
	2026	2027	2028	2029	2030 & Thereafter
Floating Rate	$9,268	$68,333	$—	$—	$—
Fixed Rate	—	15,486	—	20,000	—
	$9,268	$83,819	$—	$20,000	$—

(1) Net of unamortized fees, discounts, premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment, if any.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	30	Third Quarter 2026

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

						September 30, 2026			June 30, 2026			Annualized Contractual Cash Rent		Total Tenants
	Ownership				% of Total	Occupancy %			Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Economic (4)	Leased (2)	Occupied (3)	Economic (4)	($'s)	SLG Share ($'s)
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1,047,500	4.4	94.0	93.7	93.7	94.0	94.0	94.0	$48,477	$48,477	17
110 Greene Street	100.0	Soho	Fee Interest	223,600	0.9	97.2	93.0	93.0	95.1	93.1	93.1	19,784	19,784	52
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	2.6	98.8	94.0	89.0	98.8	92.8	89.0	48,221	48,221	23
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	0.9	91.9	91.9	91.9	91.9	91.9	91.9	18,810	18,810	6
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1,188,000	5.2	95.0	94.2	94.2	94.9	92.3	92.3	95,021	95,021	193
461 Fifth Avenue	100.0	Midtown	Fee Interest	200,000	0.8	92.2	83.8	83.8	92.3	87.0	87.0	14,985	14,985	19
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	921,000	3.9	87.0	79.7	79.7	78.2	78.2	78.2	49,031	49,031	36
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	4.0	77.2	77.2	77.2	77.2	77.2	77.2	49,317	49,317	11
711 Third Avenue	100.0 (5)	Grand Central North	Leasehold Interest (5)	524,000	2.2	85.5	84.7	84.7	84.7	84.0	84.0	29,288	29,288	20
800 Third Avenue	100.0	Grand Central North	Fee Interest	526,000	2.2	77.7	77.1	77.1	89.7	89.4	88.7	28,736	28,736	45
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	2.9	86.9	86.3	86.3	86.9	84.0	84.0	44,586	44,586	48
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	218,796	0.9	90.1	85.6	85.6	89.6	84.5	84.5	12,600	12,600	16
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	4.5	87.9	82.1	79.7	92.8	81.8	81.8	71,063	71,063	29
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	2.4	81.1	78.9	78.9	81.4	74.7	74.7	36,237	36,237	44

Added to Same Store in 2026
500 Park Avenue	100.0	Park Avenue	Fee Interest	201,411	0.9	100.0	100.0	100.0	100.0	90.7	90.7	19,285	19,285	13

Subtotal / Weighted Average				9,126,552	38.7%	88.6%	86.0%	85.4%	88.8%	85.6%	85.3%	$585,441	$585,441	572

"Non Same Store"
65 East 55th Street (Park Avenue Tower)	95.0	Plaza District	Fee Interest	622,000	2.6	96.6	96.6	96.6	96.6	94.8	94.8	$70,011	$70,011	31

Subtotal / Weighted Average				622,000	2.6%	96.6%	96.6%	96.6%	96.6%	94.8%	94.8%	$70,011	$70,011	31

Total / Weighted Average Consolidated Properties				9,748,552	41.3%	89.1%	86.7%	86.2%	89.3%	86.2%	85.9%	$655,452	$655,452	603

UNCONSOLIDATED PROPERTIES
"Same Store"
One Vanderbilt Avenue	55.0	Grand Central	Fee Interest	1,657,198	7.0	100.0	100.0	100.0	100.0	100.0	100.0	$300,318	$165,175	39
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	2,314,000	9.8	100.0	100.0	93.0	99.9	96.5	93.0	191,915	115,149	9
100 Park Avenue	50.8	Grand Central South	Fee Interest	834,000	3.5	99.4	95.4	95.4	99.4	95.7	95.7	62,128	31,561	37
220 East 42nd Street	51.0	Grand Central	Fee Interest	1,135,000	4.8	95.7	95.1	95.1	95.5	95.5	95.1	75,777	38,647	37
245 Park Avenue	50.1	Park Avenue	Fee Interest	1,782,793	7.5	100.0	97.8	88.2	97.8	96.7	85.5	198,807	99,602	13
280 Park Avenue	50.0	Park Avenue	Fee Interest	1,219,158	5.2	98.9	98.1	92.5	98.4	97.3	92.4	142,798	71,399	36
450 Park Avenue	25.1	Park Avenue	Fee Interest	337,000	1.4	93.8	87.7	87.7	87.7	87.7	87.7	38,942	9,774	27
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	6.2	99.8	95.5	95.5	99.8	95.5	84.3	103,333	52,700	11
1515 Broadway	56.9	Times Square	Fee Interest	1,750,000	7.4	99.9	99.9	99.9	99.9	99.8	99.8	152,225	86,616	9

Added to Same Store in 2026
One Madison Avenue	25.5	Park Avenue South	Fee Interest	1,385,484	5.9	98.9	92.2	78.5	98.9	92.2	78.5	151,066	38,522	16

Subtotal / Weighted Average				13,868,633	58.7%	99.2%	97.3%	93.1%	98.7%	96.6%	91.5%	$1,417,309	$709,145	234

Total / Weighted Average Unconsolidated Properties				13,868,633	58.7%	99.2%	97.3%	93.1%	98.7%	96.6%	91.5%	$1,417,309	$709,145	234

Manhattan Operating Properties Grand Total / Weighted Average				23,617,185	100.0%	95.0%	92.9%	90.2%	94.8%	92.3%	89.2%	$2,072,761	$1,364,597	837
Manhattan Operating Properties Same Store Occupancy %				22,995,185	97.4%	95.0%	92.8%	90.0%	94.8%	92.2%	89.1%

(1) Represents the rentable square footage at the time the property was acquired.
(2) Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
(3) Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.
(4) Calculated based on the square footage on which revenue is being recognized for GAAP purposes as of the reporting date, which may differ from the square footage on which cash rent is being collected.
(5) The Company also owns 50% of the fee interest.

Supplemental Information	31	Third Quarter 2026

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

							September 30, 2026		June 30, 2026		Annualized Contractual Cash Rent			Total Tenants
	Ownership				% of Total		Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

RETAIL PROPERTIES

"Same Store" Retail
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	6.4		100.0	100.0	100.0	100.0	$18,718	$18,718		1

Subtotal/Weighted Average				22,648	6.4%		100.0%	100.0%	100.0%	100.0%	$18,718	$18,718		1

"Non Same Store" Retail
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	270,132	76.9		81.5	81.5	82.4	82.4	$12,970	$12,969		7
610 Park Avenue	100.0	Plaza District	Fee Interest	17,765	5.1		100.0	100.0	100.0	100.0	1,768	1,768		1
800 Seventh Avenue	100.0	Times Square	Fee Interest	28,000	8.0		100.0	100.0	100.0	100.0	1,100	1,100		1
1552 Broadway/1560 Broadway Signage	50.0	Times Square	Fee / Leasehold Interest	12,719	3.6		100.0	100.0	100.0	100.0	$4,429	$2,215	(4)	1

Subtotal/Weighted Average				328,616	93.6%		84.8%	84.8%	85.5%	85.5%	$20,267	$18,052		10

Total / Weighted Average Retail Properties				351,264	100.0%		85.8%	85.8%	86.5%	86.5%	$38,985	$36,770		11

							September 30, 2026		June 30, 2026		Annualized Contractual Cash Rent			Average Monthly Rent Per Occupied Unit
	Ownership				Total		Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Units		Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)		($'s)

RESIDENTIAL PROPERTIES

"Same Store" Residential
15 Beekman Street	20.0	Downtown	Leasehold Interest	221,884	484	(5)	100.0	100.0	100.0	100.0	$14,509	$2,902		N/A

Subtotal/Weighted Average				221,884	484		100.0%	100.0%	100.0%	100.0%	$14,509	$2,902		$—

"Non Same Store" Residential
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	222,855	333		99.1	98.2	98.5	98.2	$20,265	$20,265		$5,164
Subtotal/Weighted Average				222,855	333		99.1%	98.2%	98.5%	98.2%	$20,265	$20,265		$5,164

Total / Weighted Average Residential Properties				444,739	817		99.6%	99.3%	99.4%	99.3%	$34,774	$23,167		$5,164

							September 30, 2026		June 30, 2026		Annualized Contractual Cash Rent			Total Tenants
	Ownership				% of Total		Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

SUBURBAN PROPERTIES

"Non Same Store" Suburban
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	732,800	100.0		78.6	78.3	79.9	79.9	$15,554	$15,554		86

Subtotal/Weighted Average				732,800	100.0%		78.6%	78.3%	79.9%	79.9%	$15,554	$15,554		86

Total / Weighted Average Suburban Properties				732,800	100.0%		78.6%	78.3%	79.9%	79.9%	$15,554	$15,554		86

(1) Represents the rentable square footage at the time the property was acquired.
(2) Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
(3) Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.
(4) Reflects the contractual rent for 1552 Broadway.
(5) Property occupied by Pace University and used as an academic center and dormitory space. 484 represents number of beds.

Supplemental Information	32	Third Quarter 2026

SELECTED PROPERTY DATA Development / Redevelopment & Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

						September 30, 2026		June 30, 2026		Annualized Contractual Cash Rent		Real Estate Book Value, Net	Total Tenants
	Ownership				% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

Development / Redevelopment
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	130,000	10.6	3.0	3.0	3.0	3.0	$144	$144	$20,879	3
19 East 65th Street	100.0	Plaza District	Fee Interest	14,639	1.2	—	—	—	—	—	—	23,189	—
185 Broadway	100.0	Lower Manhattan	Fee Interest	21,174	1.7	—	—	—	—	—	—	7,177	—
346 Madison Avenue	51.0	Grand Central	Fee Interest	275,138	22.5	—	—	15.1	15.1	—	—	201,363	—
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	64.0	1.2	1.2	1.2	1.2	1,646	1,646	401,654	3

Total / Weighted Average Development / Redevelopment Properties				1,220,951	100.0%	1.1%	1.1%	4.5%	4.5%	$1,790	$1,790	$654,262	6

						September 30, 2026		June 30, 2026		Annualized Contractual Cash Rent		Investment Carrying Value, Net	Total Tenants
	Ownership				% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

Alternative Strategy Portfolio
2 Herald Square	95.0	Herald Square	Leasehold Interest	369,000	14.8	34.3	34.3	34.3	34.3	$25,914	$24,618	$110,779	3
115 Spring Street	51.0	Soho	Fee Interest	5,218	0.2	100.0	100.0	—	—	1,008	514	—	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214	2.8	100.0	100.0	100.0	100.0	44,044	22,022	(103,121)	1
Worldwide Plaza	25.1	Westside	Fee Interest	2,048,725	82.2	56.9	56.9	61.9	61.9	72,099	18,061	17,575	20

Total / Weighted Average Alternative Strategy Portfolio Properties				2,492,157	100.0%	54.8%	54.8%	58.7%	58.7%	$143,065	$65,215	$25,233	25

(1) Represents the rentable square footage at the time the property was acquired.
(2) Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
(3) Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.

Supplemental Information	33	Third Quarter 2026

SELECTED PROPERTY DATA Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

						September 30, 2026		June 30, 2026		Annualized Contractual Cash Rent		Total Tenants
	Ownership				% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

HIGH STREET RETAIL - Consolidated Properties
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	159,343	11.2	68.0	68.0	69.5	69.5	$8,855	$8,855	6
610 Park Avenue	100.0	Plaza District	Fee Interest	17,765	1.2	100.0	100.0	100.0	100.0	1,768	1,768	1
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	1.6	100.0	100.0	100.0	100.0	18,718	18,718	1
800 Seventh Avenue	100.0	Times Square	Fee Interest	28,000	1.9	100.0	100.0	100.0	100.0	1,100	1,100	1

Subtotal / Weighted Average				227,756	15.9%	77.6%	77.6%	78.7%	78.7%	$30,441	$30,441	9

HIGH STREET RETAIL - Unconsolidated Properties
1552 Broadway/1560 Broadway Signage	50.0	Times Square	Fee / Leasehold Interest	12,520	0.8	100.0	100.0	100.0	100.0	$4,429	$2,215	1

Subtotal / Weighted Average				12,520	0.8%	100.0%	100.0%	100.0%	100.0%	$4,429	$2,215	1

Total / Weighted Average High Street Retail				240,276	16.7%	78.8%	78.8%	79.8%	79.8%	$34,870	$32,656	10

OTHER RETAIL - Consolidated Properties
65 East 55th Street (Park Avenue Tower)	95.0	Plaza District	Fee Interest	12,705	0.9	100.0	100.0	100.0	100.0	$896	$896	1
100 Church Street	100.0	Downtown	Fee Interest	61,708	4.4	95.9	91.8	95.9	95.9	3,952	3,952	8
110 Greene Street	100.0	Soho	Fee Interest	16,121	1.1	100.0	100.0	100.0	100.0	4,788	4,788	3
125 Park Avenue	100.0	Grand Central	Fee Interest	32,124	2.2	100.0	100.0	100.0	80.6	4,217	4,217	7
304 Park Avenue South	100.0	Midtown South	Fee Interest	25,330	1.8	100.0	100.0	100.0	100.0	3,924	3,924	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	54,026	3.8	100.0	100.0	100.0	100.0	5,457	5,457	6
461 Fifth Avenue	100.0	Midtown	Fee Interest	16,149	1.1	100.0	100.0	100.0	100.0	1,114	1,114	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	41,701	2.9	68.5	68.5	68.5	68.5	4,511	4,511	7
500 Park Avenue	100.0	Park Avenue	Fee Interest	11,976	0.8	100.0	100.0	100.0	100.0	1,297	1,297	3
555 West 57th Street	100.0	Midtown West	Fee Interest	53,186	3.7	100.0	100.0	100.0	100.0	3,260	3,260	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	25,639	1.8	100.0	83.5	83.5	83.5	2,389	2,389	2
750 Third Avenue (4)	100.0	Grand Central North	Fee Interest	24,827	1.7	42.3	42.3	42.3	42.3	1,646	1,646	3
800 Third Avenue	100.0	Grand Central North	Fee Interest	9,900	0.7	100.0	100.0	100.0	100.0	1,002	1,002	2
810 Seventh Avenue	100.0	Times Square	Fee Interest	18,207	1.3	98.6	98.6	98.6	98.6	4,691	4,691	3
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	9,140	0.6	100.0	100.0	100.0	100.0	558	558	2
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	54,273	3.8	100.0	96.1	100.0	96.1	2,999	2,999	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	17,797	1.2	100.0	100.0	100.0	100.0	2,870	2,870	6

Subtotal / Weighted Average				484,809	33.8%	93.8%	91.9%	92.9%	91.2%	$49,571	$49,571	67

OTHER RETAIL - Unconsolidated Properties
One Madison Avenue	25.5	Park Avenue South	Fee Interest	109,893	7.7	87.7	87.7	87.7	87.7	$5,759	$1,468	7
One Vanderbilt Avenue	55.0	Grand Central	Fee Interest	34,885	2.4	100.0	100.0	100.0	100.0	6,381	3,509	7
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	37,325	2.6	100.0	100.0	100.0	100.0	4,006	2,404	3
100 Park Avenue	50.8	Grand Central South	Fee Interest	38,556	2.7	100.0	100.0	100.0	100.0	3,444	1,750	7
220 East 42nd Street	51.0	Grand Central	Fee Interest	33,866	2.4	67.1	67.1	81.0	81.0	1,681	857	3
245 Park Avenue	50.1	Park Avenue	Fee Interest	31,014	2.2	100.0	93.5	100.0	93.5	2,470	1,238	3
280 Park Avenue	50.0	Park Avenue	Fee Interest	28,219	2.0	100.0	100.0	100.0	100.0	1,673	836	3
450 Park Avenue	25.1	Park Avenue	Fee Interest	6,317	0.4	100.0	100.0	100.0	100.0	1,848	464	1
919 Third Avenue	51.0	Grand Central North	Fee Interest	29,441	2.0	100.0	100.0	100.0	100.0	3,908	1,993	4
1515 Broadway	56.9	Times Square	Fee Interest	182,011	12.6	100.0	100.0	100.0	99.8	30,053	17,101	9

Subtotal / Weighted Average				531,527	37.0%	95.4%	95.0%	96.2%	95.8%	$61,223	$31,620	47

Total / Weighted Average Other Retail				1,016,336	70.8%	94.6%	93.5%	94.6%	93.6%	$110,794	$81,191	114

(1) Represents the rentable square footage at the time the property was acquired.
(2) Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
(3) Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.
(4) Redevelopment properties.

Supplemental Information	34	Third Quarter 2026

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

							September 30, 2026		June 30, 2026		Annualized Contractual Cash Rent		Total Tenants
	Ownership					% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)		Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

ALTERNATIVE STRATEGY PORTFOLIO - Unconsolidated Properties
2 Herald Square	95.0	Herald Square	Leasehold Interest	94,531		6.6	39.7	39.7	39.7	39.7	$14,807	$14,067	2
115 Spring Street	51.0	Soho	Fee Interest	5,218		0.4	100.0	100.0	—	—	1,008	514	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214		4.8	100.0	100.0	100.0	100.0	44,044	22,022	1
Worldwide Plaza	25.1	Westside	Fee Interest	10,592	(4)	0.7	84.9	84.9	84.9	84.9	1,280	321	7

Subtotal / Weighted Average				179,555		12.5%	67.4%	67.4%	64.5%	64.5%	$61,139	$36,924	11

Total / Weighted Average Alternative Strategy Portfolio				179,555		12.5%	67.4%	67.4%	64.5%	64.5%	$61,139	$36,924	11

Retail Grand Total / Weighted Average				1,436,167		100.0%	88.6%	87.8%	88.4%	87.6%	$206,803	$150,770	135

(1) Represents the rentable square footage at the time the property was acquired.
(2) Calculated based on the square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
(3) Calculated based on the square footage for which lease terms have commenced per the underlying lease. For GAAP purposes revenue may not yet be recognized for certain commenced leases as of the reporting date.
(4) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	35	Third Quarter 2026

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT (1) Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (2)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (3)	Annualized Contractual Rent PSF		Investment Grade Credit Rating (4)
Tenant Name	Property
SkyDance Corporation	1515 Broadway	56.9	Jun 2031	1,604,544	$122,165	$69,510	4.7%	$76.14
	555 West 57th Street	100.0	Oct 2026	36,117	2,238	2,238	0.1%	61.96
	555 West 57th Street	100.0	Apr 2027	150,765	9,292	9,292	0.6%	61.63
	1515 Broadway	56.9	Mar 2028	9,106	2,275	1,295	0.1%	249.86
				1,800,532	$135,970	$82,335	5.5%	$75.52

UBS Americas, Inc.	11 Madison Avenue	60.0	May 2037	1,184,489	$82,851	$49,711	3.3%	$69.95		A+
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$57,643	$34,586	2.3%	$99.59		A+
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2040	926,156	$64,495	$32,893	2.2%	$69.64

McDermott Will & Schulte LLP	One Vanderbilt Avenue	55.0	Dec 2042	199,320	$37,442	$20,593	1.4%	$187.85
	919 Third Avenue	51.0	Jun 2036	283,894	22,652	11,552	0.8%	79.79
	420 Lexington Avenue	100.0	Oct 2026	10,043	651	651	—%	64.82
				493,257	$60,745	$32,796	2.2%	$123.15

Ares Management LLC	245 Park Avenue	50.1	Jun 2043	344,840	$53,150	$26,628	1.8%	$154.13
	245 Park Avenue	50.1	Dec 2028	36,316	$3,764	$1,886	0.1%	$103.63
				381,156	$56,914	$28,514	1.9%	$149.32		A-

Societe Generale	245 Park Avenue	50.1	Oct 2032	520,831	$50,596	$25,349	1.7%	$97.15		A

The City of New York	100 Church Street	100.0	Mar 2034	510,007	$23,327	$23,327	1.6%	$45.74		Aa2
	420 Lexington Avenue	100.0	Dec 2033	2,560	$97	$97	—%	$38.01
				512,567	$23,424	$23,424	1.6%	$45.70

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$22,339	$22,339	1.5%	$64.77
	420 Lexington Avenue	100.0	Jan 2027	7,537	458	458	—	60.81
				352,410	$22,797	$22,797	1.5%	$64.69	(5)	A1

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$44,044	$22,022	1.5%	$636.35		A

WME IMG, LLC	304 Park Avenue	100.0	Dec 2027	72,077	$5,739	$5,739	0.4%	$79.62
	304 Park Avenue	100.0	Apr 2028	12,372	1,058	1,058	0.1%	$85.49
	304 Park Avenue	100.0	Aug 2033	90,202	8,089	8,089	0.5%	$89.68
	11 Madison Avenue	60.0	Sep 2030	104,618	11,480	6,888	0.4%	$109.73
				279,269	$26,366	$21,774	1.4%	$94.41

TD Bank US Holding Company	One Vanderbilt Avenue	55.0	Jul 2041	193,159	$28,480	$15,664	1.1%	$147.44	(5)
	One Vanderbilt Avenue	55.0	Aug 2041	6,843	3,605	1,983	0.1%	526.79
	125 Park Avenue	100.0	Oct 2030	26,536	2,007	2,007	0.1%	75.63
	125 Park Avenue	100.0	Mar 2034	25,171	1,698	1,698	0.1%	67.45
				251,709	$35,790	$21,352	1.4%	$142.18		A+

Franklin Templeton Companies LLC	One Madison Avenue	25.5	May 2040	354,976	$49,502	$12,623	0.8%	$139.45
	280 Park Avenue	50.0	Nov 2031	128,993	14,101	7,051	0.5%	$109.32
				483,969	$63,603	$19,674	1.3%	$131.42		A

Carlyle Investment Management LLC	One Vanderbilt Avenue	55.0	Sep 2036	194,702	$35,595	$19,577	1.3%	$182.82	(5)	A-
Giorgio Armani Corporation	760 Madison Avenue	100.0	Oct 2038	22,648	$18,718	$18,718	1.2%	$826.49
PJT Partners Holdings LP	280 Park Avenue	50.0	Jun 2041	290,548	$36,168	$18,084	1.2%	$124.48
Hess Corp	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$16,236	$16,236	1.1%	$97.12		AA-

The Toronto Dominion Bank	One Vanderbilt Avenue	55.0	Apr 2042	142,892	$21,870	$12,028	0.8%	$153.05	(5)
	125 Park Avenue	100.0	Apr 2042	52,450	3,943	3,943	0.3%	$75.17
				195,342	$25,813	$15,971	1.1%	$132.14		A+

BMW of Manhattan, Inc.	555 West 57th Street	100.0	Jul 2032	226,556	$13,897	$13,897	0.9%	$61.34		A
Stone Ridge Holdings	One Vanderbilt Avenue	55.0	Dec 2037	97,652	$23,757	$13,067	0.9%	$243.29

Total				9,028,967	895,422	532,777	35.5%

(1) Based on commenced leases.
(2) Expiration of current lease term and does not reflect extension options.
(3) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, Development / Redevelopment and Alternative Strategy Portfolio properties.
(4) Corporate or bond rating from S&P, Fitch or Moody's.
(5) Tenant pays rent on a net basis. Rent PSF reflects gross rent equivalent.

Supplemental Information	36	Third Quarter 2026

TENANT DIVERSIFICATION - MANHATTAN COMMERCIAL Unaudited

Supplemental Information	37	Third Quarter 2026

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s)(2)

Available Space at 6/30/26			1,915,147

Less: Sold Vacancies	10 East 53rd Street		(33,025)

Space which became available during the Quarter (3):
Office
	One Vanderbilt Avenue	1	6,896	7,204	$268.31
	100 Park Avenue	1	4,769	5,205	95.16
	280 Park Avenue	2	17,260	17,878	106.25
	420 Lexington Avenue	5	7,924	9,601	66.21
	461 Fifth Avenue	1	6,516	6,933	118.75
	800 Third Avenue	4	78,416	77,440	78.18
	885 Third Avenue	1	18,984	19,270	83.20
	1185 Avenue of the Americas	2	32,804	35,834	44.74
	1350 Avenue of the Americas	1	1,798	1,555	82.69
	Total/Weighted Average	18	175,367	180,920	$83.88

Retail
	100 Church Street	1	2,552	2,548	$120.50
	220 East 42nd Street	1	5,300	4,722	71.54
	Total/Weighted Average	2	7,852	7,270	$88.70

Storage
	110 Greene Street	1	210	130	$25.38
	885 Third Avenue	1	2,165	2,165	38.48
	Total/Weighted Average	2	2,375	2,295	$37.74

	Total Space which became available during the Quarter
	Office	18	175,367	180,920	$83.88
	Retail	2	7,852	7,270	$88.70
	Storage	2	2,375	2,295	$37.74
		22	185,594	190,485	$83.51

	Total Available Space		2,067,716

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	38	Third Quarter 2026

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF(2)	Prev. Escalated Rent/ Rentable SF(3)	TI / Rentable SF	Free Rent # of Months

Available Space				2,067,716

Office
	One Vanderbilt Avenue	1	5.3	6,896	7,204	320.00	265.00	—	3.0
	11 Madison Avenue	2	11.2	79,129	80,705	102.80	101.91	145.00	15.0
	65 East 55th Street (Park Avenue Tower)	2	5.2	11,208	11,243	140.91	—	47.96	5.4
	100 Park Avenue	1	7.8	2,532	2,021	96.00	87.76	28.32	4.0
	245 Park Avenue	1	17.1	19,366	17,233	150.00	144.59	194.96	20.0
	280 Park Avenue	3	7.8	27,538	28,718	112.14	97.33	47.84	8.4
	420 Lexington Avenue	10	5.3	30,812	39,654	68.14	69.35	128.15	3.7
	485 Lexington Avenue	1	3.0	13,827	14,206	15.00	—	—	—
	500 Park Avenue	1	8.8	18,795	18,820	118.00	—	6.91	8.0
	711 Third Avenue	1	10.8	3,844	4,089	62.00	—	129.93	9.0
	800 Third Avenue	4	4.5	13,048	14,731	70.43	81.26	129.71	3.6
	810 Seventh Avenue	3	5.3	16,060	17,816	71.67	72.26	3.64	3.2
	885 Third Avenue	2	10.3	23,512	23,964	70.59	80.77	48.25	5.8
	1185 Avenue of the Americas	2	11.7	62,393	68,965	80.96	93.81	147.17	15.7
	1350 Avenue of the Americas	1	7.7	25,405	25,854	78.00	96.43	140.04	8.0
	Total/Weighted Average	35	9.1	354,365	375,223	$93.76	$99.74	$105.74	10.0

Retail
	125 Park Avenue	1	15.0	7,201	6,234	$312.80	342.11	247.03	8.0
	1515 Broadway	1	1.6	1,785	1,092	892.86	—	—	1.0
	Total/Weighted Average	2	13.0	8,986	7,326	$399.26	$342.11	$210.21	7.0

Storage
	420 Lexington Avenue	1	0.5	70	114	40.00	28.33	—	—
	800 Third Avenue	2	4.0	515	515	35.00	—	—	—
	Total/Weighted Average	3	3.4	585	629	$35.91	$28.33	$—	—

Leased Space
	Office (4)	35	9.1	354,365	375,223	$93.76	$99.74	$105.74	10.0
	Retail	2	13.0	8,986	7,326	$399.26	$342.11	$210.21	7.0
	Storage	3	3.4	585	629	$35.91	$28.33	$—	—
	Total	40	9.1	363,936	383,178	$99.51	$105.11	$107.57	9.9

Total Available Space as of 9/30/26				1,703,780
Early Renewals
Office
	110 Greene Street	3	3.1	5,993	5,993	90.61	85.08	—	1.3
	125 Park Avenue	1	10.7	30,365	30,365	98.00	94.76	65.00	8.0
	304 Park Avenue South	1	5.3	83,479	90,202	91.68	91.68	12.22	2.0
	420 Lexington Avenue	2	1.7	5,184	7,589	76.09	$66.71	—	0.4
	450 Park Avenue	2	3.0	18,310	18,316	110.62	85.89	1.01	0.4
	1350 Avenue of the Americas	2	8.1	9,708	10,185	99.45	90.79	86.73	2.9
	Total/Weighted Average	11	6.0	153,039	162,650	$94.71	$90.14	$24.46	2.9

Renewals
	Early Renewals Office	11	6.0	153,039	162,650	$94.71	$90.14	$24.46	2.9
	Total	11	6.0	153,039	162,650	$94.71	$90.14	$24.46	2.9

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $97.71/rsf for 273,481 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $96.59/rsf for 436,131 rentable SF.

Supplemental Information	39	Third Quarter 2026

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
Wholly-Owned and Consolidated JV Properties
3rd Quarter 2026 (3)	12	127,004	127,004	1.4%	5,010,621	5,010,621	39.45
4th Quarter 2026	22	281,582	281,582	3.2%	20,613,757	20,613,757	73.21

Total 2026	34	408,586	408,586	4.6%	$25,624,378	$25,624,378	$62.71

2027	73	709,149	709,149	8.0%	$48,453,286	$48,453,286	$68.33
2028	75	579,807	579,807	6.5%	43,976,655	43,976,655	75.85
2029	82	646,142	646,142	7.3%	48,999,376	48,999,376	75.83
2030	64	978,524	978,524	11.0%	73,632,393	73,632,393	75.25
2031	73	521,935	521,935	5.9%	43,337,018	43,337,018	83.03
2032	39	853,641	853,641	9.6%	57,650,236	57,650,236	67.53
2033	33	606,281	606,281	6.8%	54,373,920	54,373,920	89.68
2034	41	1,459,427	1,459,427	16.4%	95,170,085	95,170,085	65.21
2035	22	557,459	557,459	6.3%	48,345,631	48,345,631	86.72
Thereafter	83	1,556,486	1,556,486	17.6%	115,888,822	115,888,822	74.46
Grand Total	619	8,877,437	8,877,437	100.0%	$655,451,800	$655,451,800	$73.83

Unconsolidated JV Properties
3rd Quarter 2026 (3)	1	495	282	—%	8,352	4,752	16.87
4th Quarter 2026	4	31,943	16,158	0.2%	2,346,082	1,188,081	73.45

Total 2026	5	32,438	16,440	0.2%	$2,354,434	$1,192,833	$72.58

2027	17	184,035	86,684	1.3%	$29,076,268	$14,565,699	$157.99
2028	26	269,534	133,982	2.0%	39,152,006	19,922,075	145.26
2029	14	127,805	61,568	0.9%	13,693,473	6,230,313	107.14
2030	17	270,341	142,843	2.0%	36,404,765	19,384,184	134.66
2031	24	2,706,594	1,517,245	19.8%	227,461,026	127,065,845	84.04
2032	15	1,003,627	505,167	7.3%	93,987,599	47,102,643	93.65
2033	13	291,208	143,725	2.1%	33,216,167	16,385,074	114.06
2034	9	464,076	228,434	3.4%	46,999,503	23,209,957	101.28
2035	7	370,189	162,145	2.7%	39,977,914	15,876,741	107.99
Thereafter	93	7,950,558	3,924,954	58.3%	854,986,335	418,209,598	107.54
Grand Total	240	13,670,405	6,923,187	100.0%	$1,417,309,490	$709,144,962	$103.68

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to September 30, 2026.

Supplemental Information	40	Third Quarter 2026

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
High Street Retail
3rd Quarter 2026	—	—	—	—%	$—	$—	$—
4th Quarter 2026	—	—	—	—%	$—	$—	$—

2026 (3)	—	—	—	—%	$—	$—	$—
2027	—	—	—	—%	—	—	—
2028	—	—	—	—%	—	—	—
2029	2	2,238	2,238	1.3%	558,108	558,108	249.38
2030	—	—	—	—%	—	—	—
2031	—	—	—	—%	—	—	—
2032	1	1,445	1,445	0.8%	258,757	258,757	179.07
2033	1	2,900	2,900	1.6%	424,456	424,456	146.36
2034	—	—	—	—%	—	—	—
2035	—	—	—	—%	—	—	—
Thereafter	5	170,792	170,792	96.3%	29,199,619	29,199,619	170.97
	9	177,375	177,375	100.0%	$30,440,940	$30,440,940	$171.62
Vacancy (4)		50,947
Grand Total		228,322

Other Retail
3rd Quarter 2026	1	210	210	—%	$10,152	$10,152	$48.34
4th Quarter 2026	—	—	—	—%	$—	$—	$—

2026 (3)	1	210	210	—%	$10,152	$10,152	$48.34
2027	4	23,670	23,670	5.3%	4,075,752	4,075,752	172.19
2028	4	11,885	11,885	2.6%	2,497,455	2,497,455	210.14
2029	4	27,702	27,702	6.2%	2,654,128	2,654,128	95.81
2030	3	35,231	35,231	7.8%	5,285,539	5,285,539	150.03
2031	7	19,252	19,252	4.3%	3,106,266	3,106,266	161.35
2032	6	20,781	20,781	4.6%	3,164,323	3,164,323	152.27
2033	5	92,949	92,949	20.6%	6,856,883	6,856,883	73.77
2034	12	68,207	68,207	15.1%	5,203,131	5,203,131	76.28
2035	1	2,551	2,551	0.6%	475,357	475,357	186.34
Thereafter	20	147,963	147,963	32.9%	16,241,627	16,241,627	109.77
	67	450,401	450,401	100.0%	$49,570,613	$49,570,613	$110.06
Vacancy (4)		38,755
Grand Total		489,156

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to September 30, 2026.
(4) Includes square footage of leases signed but not yet commenced.

Supplemental Information	41	Third Quarter 2026

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
High Street Retail
2026 (3)	—	—	—	—%	$—	$—	$—
2027	—	—	—	—%	—	—	—
2028	—	—	—	—%	—	—	—
2029	—	—	—	—%	—	—	—
2030	—	—	—	—%	—	—	—
2031	—	—	—	—%	—	—	—
2032	—	—	—	—%	—	—	—
2033	—	—	—	—%	—	—	—
2034	—	—	—	—%	—	—	—
2035	1	12,520	6,260	100.0%	4,429,284	2,214,642	353.78
Thereafter	—	—	—	—%	—	—	—
	1	12,520	6,260	100.0%	$4,429,284	$2,214,642	$353.78
Vacancy (4)		—
Grand Total		12,520

Other Retail
2026 (3)	1	13,465	6,746	2.7%	$812,558	$407,091	$60.35
2027	3	19,225	10,237	3.8%	12,184,625	6,878,254	633.79
2028	6	33,713	18,343	6.7%	9,219,261	5,164,105	273.46
2029	2	28,316	14,785	5.6%	4,202,373	1,876,535	148.41
2030	2	11,970	6,811	2.4%	7,318,193	4,164,052	611.38
2031	5	47,335	24,141	9.4%	4,269,161	2,236,510	90.19
2032	1	5,399	2,753	1.1%	566,129	288,726	104.86
2033	2	4,721	2,412	0.9%	602,349	307,534	127.59
2034	1	2,133	1,067	0.4%	120,792	60,396	56.63
2035	2	6,014	2,064	1.2%	682,596	228,901	113.50
Thereafter	22	333,125	157,056	65.8%	21,245,338	10,007,927	63.78
	47	505,416	246,415	100.0%	$61,223,375	$31,620,031	$121.13
Vacancy (4)		26,682
Grand Total		532,098

Alternative Strategy Portfolio
2026 (3)	1	1,277	320	1.1%	$108,000	$27,054	$84.57
2027	3	8,050	3,279	6.6%	1,559,793	652,304	193.76
2028	1	1,819	456	1.5%	221,990	55,608	122.04
2029	1	595	149	0.5%	112,597	28,205	189.24
2030	—	—	—	—%	—	—	—
2031	1	1,830	458	1.5%	198,016	49,603	108.21
2032	1	21,706	20,621	17.9%	7,537,545	7,160,667	347.26
2033	1	69,214	34,606	56.9%	44,044,099	22,022,051	636.35
2034	1	16,343	15,526	13.5%	7,269,384	6,905,915	444.80
2035	—	—	—	—%	—	—	—
Thereafter	1	647	162	0.5%	87,816	21,998	135.73
	11	121,481	75,577	100.0%	$61,139,240	$36,923,405	$503.28
Vacancy (4)		57,455
Grand Total		178,936

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to September 30, 2026.
(4) Includes square footage of leases signed but not yet commenced.

Supplemental Information	42	Third Quarter 2026

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2026
2001 - 2025 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.9
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	95.1
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	83.8
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	1.2
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	79.7
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	N/A
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	N/A
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	79.7
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	77.1
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	87.5
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	N/A
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	93.7
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	94.0
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.9
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	98.1
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	90.7
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	91.9
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	93.0
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	100.0
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	56.9
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	34.3
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	93.0
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	85.6
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
Jun-22	450 Park Avenue	Park Avenue	25.1	Fee Interest	337,000	445,000	79.8	87.7
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	97.8
Dec-24	10 East 53rd Street	Plaza District	45.0	Fee Interest	354,300	236,000	97.6	90.7
Jan-25	500 Park Avenue	Park Avenue	100.0	Fee Interest	201,411	130,000	94.5	100.0
Apr-25	100 Park Avenue	Grand Central South	49.9	Fee Interest	834,000	360,000	93.1	95.4
Oct-25	800 Third Avenue	Grand Central North	39.5	Fee Interest	526,000	205,000	83.8	77.1
					43,994,627	$27,189,062
2026 Acquisitions
Jan-26	65 East 55th Street (Park Avenue Tower)	Plaza District	95.0	Fee Interest	622,000	730,000	94.8	96.6
					622,000	$730,000

Supplemental Information	43	Third Quarter 2026

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2026 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
Jun-23	245 Park Avenue	Park Avenue	49.9	Fee Interest	1,782,793	1,995,000	1,119
Nov-24	One Vanderbilt Avenue	Grand Central	11.0	Fee Interest	1,657,198	4,700,000	2,836
Sep-25	One Vanderbilt Avenue	Grand Central	5.0	Fee Interest	1,657,198	4,700,000	2,836
Dec-25	100 Park Avenue	Grand Central South	49.0	Fee Interest	834,000	425,000	510
					33,843,554	$31,138,825	$920
2026 Dispositions
Aug-26	10 East 53rd Street	Plaza District	100.0	Fee Interest	354,300	$310,000	$875
					354,300	$310,000	$875

Supplemental Information	44	Third Quarter 2026

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2026
2005 - 2025 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	N/A
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	N/A
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	N/A	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	N/A	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	N/A
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	N/A
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	N/A
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	N/A
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	N/A
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	N/A
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	N/A
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	N/A	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	N/A
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	N/A
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	N/A
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	N/A	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	N/A
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,127,931	1,096,714	22.5	N/A
Sep-23	625 Madison Avenue	Land	Plaza District	90.4	Fee Interest	563,000	620,245	N/A	N/A
Jan-24	2 Herald Square	Redevelopment	Herald Square	44.0	Leasehold Interest	369,000	120,000	43.9	34.3
Mar-24	719 Seventh Avenue	Retail	Times Square	25.0	Fee Interest	10,040	76,500	0.0	N/A
Oct-25	346 Madison Avenue	Development	Grand Central	100.0	Fee Interest	275,138	160,000	40.4	0.0
						16,091,062	$9,635,514
2026 Acquisitions
Mar-26	610 Park Avenue	Retail	Plaza District	100.0	Fee Interest	17,765	$18,500	100.0	100.0
						17,765	$18,500

Supplemental Information	45	Third Quarter 2026

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment, Land and Alternative Strategy Portfolio Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2025 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	95,000	595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
Dec-22	885 Third Avenue - Condominium	Redevelopment	Midtown / Plaza District	100.0	Fee / Leasehold Interest	414,317	300,400	725
Feb-23	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	14,000	1,963
Dec-23	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	13,069	40,575	3,105
Jan-24	717 Fifth Avenue	Retail	Midtown / Plaza District	10.9	Fee Interest	119,550	963,000	8,055
May-24	625 Madison Avenue	Redevelopment	Plaza District	90.4	Fee Interest	563,000	634,600	1,127
Jun-24	719 Seventh Avenue	Retail	Times Square	100.0	Fee Interest	10,040	30,500	3,038
Oct-24	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,127,931	1,165,587	1,033
Apr-25	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	46,800	3,615
						13,972,167	$12,761,785	$913
2026 Dispositions
Feb-26	690 Madison Avenue	Retail	Plaza District	90.0	Fee Interest	7,848	$54,500	$6,944
May-26	7 Dey Street & 185 Broadway - Residential and Retail Condominium	Retail / Residential	Lower Manhattan	100.0	Fee Interest	199,521	220,500	1,105
May-26	346 Madison Avenue	Redevelopment	Grand Central	49.0	Fee Interest	275,138	175,000	636
						482,507	$450,000	$933

Supplemental Information	46	Third Quarter 2026

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2026
2007 - 2026 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	66.9
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plaza	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2026 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,580		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
Jul-24	Palisades Premier Conference Center	Orangetown, New York	100.0	Fee Interest	450,000	26,250		58
					7,883,341	$1,812,383		$230

Supplemental Information	47	Third Quarter 2026

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second generation tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of Nareit in September 2017 defines EBITDAre as net income (loss) (computed in accordance with GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Supplemental Information	48	Third Quarter 2026

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds From Operations (FFO) Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025

Net income (loss) attributable to SL Green common stockholders	$72,192	$24,874	$(38,702)	$(7,293)
Add:
Depreciation and amortization	63,629	63,216	200,659	187,874
SLG's share of unconsolidated joint ventures depreciation and amortization	72,964	127,170	217,701	247,874
Net income (loss) attributable to noncontrolling interests	11,485	4,395	22,158	(3,582)
Less:
Equity in net (loss) gain on sale of interest in unconsolidated joint venture/real estate	—	86,872	(814)	84,926
Purchase price and other fair value adjustments	477	9,652	7,953	(5,291)
Gain (loss) on sale of real estate, net	91,445	(1,068)	103,902	(1,717)
Depreciable real estate reserves	(2,275)	—	(37,435)	(8,546)
Depreciable real estate reserves in unconsolidated joint venture	—	—	—	(1,780)
Depreciation on non-rental real estate assets	1,478	1,628	4,483	4,312
Noncontrolling interests in consolidated joint ventures	7,071	2,186	27,451	1,526
FFO attributable to SL Green common stockholders and unit holders	$122,074	$120,385	$296,276	$351,443

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025

Net Income (loss)	$89,671	$(10,891)	$(77,398)	$(103,720)	$35,161
Depreciable real estate reserves	2,275	—	35,160	23,546	—
Depreciable real estate reserves in unconsolidated joint venture	—	—	—	12,812	—
(Gain) loss on sale of real estate, net	(91,445)	4,179	(16,636)	426	1,068
Purchase price and other fair value adjustments	(4,261)	(5,662)	(4,183)	28,143	(11,138)
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	—	—	814	(1,142)	(86,872)
Gain on sale of marketable securities	—	—	—	—	—
Depreciation and amortization	63,629	67,279	69,751	67,839	63,216
Income taxes	(1,757)	1,693	(1,045)	2,305	137
SUMMIT Operator tax expense	616	1,223	585	478	1,279
Amortization of deferred financing costs	2,480	2,156	2,802	1,901	1,724
Interest expense, net of interest income	50,026	54,011	50,909	49,422	47,235
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	114,465	117,139	141,731	139,218	200,085
EBITDAre	$225,699	$231,127	$202,490	$221,228	$251,895

Supplemental Information	49	Third Quarter 2026

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	Three Months Ended		Nine Months Ended
Operating income and Same-store NOI Reconciliation	September 30,		September 30,
	2026	2025	2026	2025

Net income	$89,671	$35,161	$1,382	$6,799

Depreciable real estate reserves	2,275	—	37,435	8,546
Depreciable real estate reserves in unconsolidated joint venture	—	—	—	1,780
(Gain) Loss on sale of real estate, net	(91,445)	1,068	(103,902)	1,717
Purchase price and other fair value adjustments	(4,261)	(11,138)	(14,106)	8,090
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	—	(86,872)	814	(84,926)
Gain on sale of marketable securities	—	—	—	(10,232)
Depreciation and amortization	63,629	63,216	200,659	187,874
SUMMIT Operator tax expense	616	1,279	2,424	2,781
Amortization of deferred financing costs	2,480	1,724	7,438	5,153
Interest expense, net of interest income	50,026	47,235	154,946	138,234
Interest expense on senior obligations of consolidated securitization vehicles	14,687	10,838	44,079	45,827
Operating Income	127,678	62,511	331,169	311,643

Equity in net (income) loss from unconsolidated joint ventures	(26,692)	9,287	(20,860)	29,112
Income from debt fund investments, net	(2,166)	(1,176)	(10,634)	(1,776)
Marketing, general and administrative expense	23,253	23,701	68,820	67,004
Transaction related costs	228	13,129	529	13,601
Loan loss and other investment reserves, net of recoveries	—	—	—	(71,326)
SUMMIT Operator expenses	42,936	35,959	93,398	82,570
Gain on early extinguishment of debt	—	—	—	—
Investment income	(2,615)	(4,356)	(7,618)	(26,809)
Interest income from real estate loans held by consolidated securitization vehicles	(14,687)	(10,838)	(44,079)	(47,868)
SUMMIT Operator revenue	(34,655)	(32,883)	(90,306)	(86,424)
Non-building revenue	(26,955)	(20,271)	(59,524)	(40,406)
Net operating income (NOI)	86,325	75,063	260,895	229,321

Equity in net income (loss) from unconsolidated joint ventures	26,692	(9,287)	20,860	(29,112)
SLG's share of unconsolidated JV depreciation and amortization	68,880	66,616	207,074	194,844
SLG's share of unconsolidated JV amortization of deferred financing costs	4,101	3,558	12,519	9,856
SLG's share of unconsolidated JV interest expense, net of interest income	74,059	67,628	216,017	194,883
SLG share of unconsolidated JV transaction related costs	—	—	—	—
SLG's share of unconsolidated JV gain on early extinguishment of debt	—	(57,187)	4,796	(57,187)
SLG's share of unconsolidated JV investment income	(554)	(3,963)	(1,759)	(13,940)
SLG's share of unconsolidated JV loan loss and other investment reserves, net of recoveries	—	—	—	14,531
SLG's share of unconsolidated JV non-building revenue	(2,153)	(1,645)	(5,599)	(5,219)
NOI including SLG share of unconsolidated JVs	257,350	140,783	714,803	537,977

NOI from other properties/affiliates	(73,925)	30,394	(185,804)	(36,758)
Same-Store NOI	183,425	171,177	528,999	501,219

Straight-line and free rent	(3,462)	693	(10,052)	1,844
Amortization of acquired above and below-market leases, net	266	146	1,082	389
Operating lease straight-line adjustment	1,532	204	1,893	611
SLG's share of unconsolidated JV straight-line and free rent	(14,003)	(10,396)	(32,949)	(33,788)
SLG's share of unconsolidated JV amortization of acquired above and below-market leases, net	(6,718)	(6,268)	(20,394)	(18,498)
SLG share of unconsolidated JV operating lease straight-line adjustment	—	—	—	—
Same-store cash NOI	$161,040	$155,556	$468,579	$451,777

Lease termination income	(387)	(270)	(1,128)	(4,875)
SLG's share of unconsolidated JV lease termination income	(1,001)	(3,189)	(7,333)	(5,421)
Same-store cash NOI excluding lease termination income	$159,652	$152,097	$460,118	$441,481

Supplemental Information	50	Third Quarter 2026

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Jana Galan	(646) 855-5042	jana.galan@bofa.com
Barclays	Brendan Lynch	(212) 526-9428	brendan.lynch@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	JohnP.Kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Seth Bergey	(212) 816-2066	seth.bergey@citi.com
Deutsche Bank	Peter Abramowitz	(212) 250-9504	peter.abramowitz@db.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alexander.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	51	Third Quarter 2026

EXECUTIVE MANAGEMENT

Marc Holliday	Edward V. Piccinich
Chairman and Chief Executive Officer	Chief Operating Officer

Harrison Sitomer	Neil H. Kessner
President and Chief Investment Officer	Executive Vice President, General
Counsel - Real Property
Matthew J. DiLiberto
Chief Financial Officer	Maggie Hui
Chief Accounting Officer
Andrew S. Levine
Chief Legal Officer - General Counsel, EVP	Robert Schiffer
Executive Vice President, Development
Steven M. Durels
Executive Vice President, Director of
Leasing and Real Property

Supplemental Information	52	Third Quarter 2026